                                                   Registration No.


                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               BANK ONE, COLUMBUS, N.A.

                              Not Applicable 31-4148768
                       (State of Incorporation (I.R.S. Employer
                     if not a national bank) Identification No.)

                  100 East Broad Street, Columbus, Ohio  43271-0181
            (Address of trustee's principal (Zip Code) executive offices)

                                     Ted Kravits
                            c/o Bank One Trust Company, NA
                                100 East Broad Street
                              Columbus, Ohio 43271-0181
                                    (614) 248-2566
              (Name, address and telephone number of agent for service)


                          EVANS WITHYCOMBE RESIDENTIAL, L.P.
                 (Exact name of obligor as specified in its charter)

Delaware                                    86-0766007

(State or other jurisdiction of             (I.R.S.Employer
incorporation or organization)              Identification No.)


6991 East Camelback Road, Suite A-200
Scottsdale, Arizona                                   85251
(Address of principal executive                  (Zip Code)
offices)


                              $75,000,000 NOTES DUE 2004
                              $50,000,000 NOTES DUE 2007
                         (Title of the Indenture securities)


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                                       GENERAL

1.  GENERAL INFORMATION.
    FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of the Currency, Washington, D.C.

         Federal Reserve Bank of Cleveland, Cleveland, Ohio

         Federal Deposit Insurance Corporation, Washington, D.C.

         The Board of Governors of the Federal Reserve System, Washington, D.C.

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.
    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    The obligor is not an affiliate of the trustee.

16. LIST OF EXHIBITS
    LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION. (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect.

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business, see Exhibit 2 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers, see Exhibit 3 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect.


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Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

Exhibit 7 - Report of Condition of the trustee as of the close of business on December 31, 1996, published pursuant to the requirements of the Comptroller of the Company.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.
Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                      SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, Columbus, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio on March 7, 1997.


                                                Bank One, Columbus, NA


                                                By:  /S/ TED KRAVITS
                                                    ---------------
                                                       Ted Kravits
                                                       Authorized Signer

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Exhibit 1

BANK ONE, COLUMBUS, NATIONAL ASSOCIATION
                               ARTICLES OF ASSOCIATION

    For the purpose of organizing an association to carry on the business of banking under the laws of the United States, the following Articles of Association are entered into:

    FIRST. The title of this Association shall be BANK ONE, COLUMBUS, NATIONAL ASSOCIATION.

    SECOND. The main office of the Association shall be in Columbus, County of Franklin, State of Ohio. The general business of the Association shall be conducted at its main office and its branches.

    THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five Directors, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of the shareholders at any annual or special meeting thereof, provided, however, that the Board of Directors, by resolution of a majority thereof, shall be authorized to increase the number of its members by not more than two between regular meetings of the shareholders. Each Director, during the full term of his directorship, shall own, as qualifying shares, the minimum number of shares of either this Association or of its parent bank holding company in accordance with the provisions of applicable law. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

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    FOURTH.  The annual meeting of the shareholders for the election of
Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office of this Association or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent business day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

    FIFTH. The authorized amount of capital stock of this Association shall be 2,073,750 shares of common stock of the par value of Ten Dollars ($10) each; but said capital stock may be increased or decreased from time-to-time, in accordance with the provisions of the laws of the United States.

         No holder of shares of the capital stock of any class of the Association shall have the preemptive or preferential right of subscription to any share of any class of stock of this Association, whether now or hereafter authorized or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time-to-time determine and at such price as the Board of Directors may from time-to-time fix.
         This Association, at any time and from time-to-time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

    SIXTH. The Board of Directors shall appoint one of its members President of the Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Secretary and such other officers and employees as may be required to transact the business of this Association.

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         The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

    SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Columbus, Ohio, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

    EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

    NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

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    TENTH.  Every person who is or was a Director, officer or employee of the
Association or of any other corporation which he served as a Director, officer or employee at the request of the Association as part of his regularly assigned duties may be indemnified by the Association in accordance with the provisions of this paragraph against all liability (including, without limitation, judgments, fines, penalties and settlements) and all reasonable expenses (including, without limitation, attorneys' fees and investigative expenses) that may be incurred or paid by him in connection with any claim, action, suit or proceeding, whether civil, criminal or administrative (all referred to hereafter in this paragraphs as "Claims") or in connection with any appeal relating thereto in which he may become involved as a party or otherwise or with which he may be threatened by reason of his being or having been a Director, officer or employee of the Association or such other corporation, or by reason of any action taken or omitted by him in his capacity as such Director, officer or employee, whether or not he continues to be such at the time such liability or expenses are incurred, provided that nothing contained in this paragraph shall be construed to permit indemnification of any such person who is adjudged guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts, unless, at the time such indemnification is sought, such indemnification in such instance is permissible under applicable law and regulations, including published rulings of the Comptroller of the Currency or other appropriate supervisory or regulatory authority, and provided further that there shall be no indemnification of directors, officers, or employees against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate regulatory agency which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals n the form of payments to the Association. Every person who may be indemnified under the provisions of this paragraph and who has been wholly successful on the merits with respect to any Claim shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification under this paragraph shall be at the sole discretion of the Board of Directors and shall be made only if the Board of Directors or the Executive Committee acting by a quorum consisting of

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Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that in view of all of the circumstances then surrounding the Claim, such indemnification is equitable and in the best interests of the Association. Among the circumstances to be taken into consideration in arriving at such a finding or opinion is the existence or non-existence of a contract of insurance or indemnity under which the Association would be wholly or partially reimbursed for such indemnification, but the existence or non-existence of such insurance is not the sole circumstance to be considered nor shall it be wholly determinative of whether such indemnification shall be made. In addition to such finding or opinion, no indemnification under this paragraph shall be made unless the Board of Directors or the Executive Committee acting by a quorum consisting of Directors who are not parties to such Claim shall find or if independent legal counsel (who may be the regular counsel of the Association) selected by the Board of Directors or Executive Committee whether or not a disinterested quorum exists shall render their opinion that the Director, officer or employee acted in good faith in what he reasonably believed to be the best interests of the Association or such other corporation and further in the case of any criminal action or proceeding, that the Director, officer or employee reasonably believed his conduct to be lawful. Determination of any Claim by judgment adverse to a Director, officer or employee by settlement with or without Court approval or conviction upon a plea of guilty or of NOLOCONTENDERE or its equivalent shall not create a presumption that a Director, officer or employee failed to meet the standards of conduct set forth in this paragraph. Expenses incurred with respect to any Claim may be advanced by the Association prior to the final disposition thereof upon receipt of an undertaking satisfactory to the Association by or on behalf of the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification under this paragraph. The rights of indemnification provided in this paragraph shall be in addition to any rights to which any Director, officer or employee may otherwise be entitled by contract or as a matter of law.

Every person who shall act as a Director, officer or employee of this Association shall be conclusively presumed to be doing so in reliance upon the right of indemnification provided for in this paragraph.

    ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

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Exhibit 4

                                       BY-LAWS
                                          OF
                       BANK ONE, COLUMBUS, NATIONAL ASSOCIATION

                                      ARTICLE I
                               MEETING OF SHAREHOLDERS


SECTION 1.01. ANNUAL MEETING. The regular annual meeting of the Shareholders of the Bank for the election of Directors and for the transaction of such business as may properly come before the meeting shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors, on the third Monday of January of each year, or on the next succeeding banking day, if the day fixed falls on a legal holiday. If from any cause, an election of directors is not made on the day fixed for the regular meeting of shareholders or, in the event of a legal holiday, on the next succeeding banking day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. Notice of such annual meeting shall be given by or under the direction of the Secretary or such other officer as may be designated by the Chief Executive Officer by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days prior to the date fixed for such meeting.

SECTION 1.02. SPECIAL MEETINGS. A special meeting of the shareholders of this Bank may be called at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of this Bank. The notice of any special meeting of the shareholders called by the Board of Directors, stating the time, place and purpose of the meeting, shall be given by or under the direction of the Secretary, or such other officer as is designated by the Chief Executive Officer, by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank, mailed not less than ten days prior to the date fixed for such meeting.
    Any special meeting of shareholders shall be conducted and its proceedings recorded in the manner prescribed in these By-Laws for annual meetings of shareholders.

SECTION 1.03. SECRETARY OF SHAREHOLDERS' MEETING. The Board of Directors may designate a person to be the Secretary of the meetings of shareholders. In the absence of a presiding officer, as designated in these By-Laws, the Board of Directors may designate a person to act as the presiding officer. In the event the Board of Directors fails to designate a person to preside at a meeting of shareholders and a Secretary of such meeting, the shareholders present or represented shall elect a person to preside and a person to serve as Secretary of the meeting.

    The Secretary of the meetings of shareholders shall cause the returns made by the judges and election and other proceedings to be recorded in the minute book of the Bank. The presiding officer shall notify the directors-elect of their election and to meet forthwith for the organization of the new board.

    The minutes of the meeting shall be signed by the presiding officer and the Secretary designated for the meeting.

SECTION 1.04. JUDGES OF ELECTION. The Board of Directors may appoint as many as three shareholders to be judges of the election, who shall hold and conduct the same, and who shall, after the election has been held, notify, in writing over their signatures, the secretary of the shareholders' meeting of the result thereof and the names of the Directors elected; provided, however, that upon failure for any reason of any judge or judges of election, so appointed by the directors, to serve, the presiding officer of the meeting shall appoint other shareholders or their proxies to fill the vacancies. The judges of election at the request of the chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall notify, in writing over their signatures, the secretary of the Board of Directors of the result thereof.

SECTION 1.05. PROXIES. In all elections of Directors, each shareholder of record, who is qualified to vote under the provisions of Federal Law, shall have the right to vote the number of shares of record in his name for as many persons as there are Directors to be elected, or to cumulate such shares as provided by Federal Law. In deciding all other questions at meetings of shareholders, each shareholder shall be entitled to one vote on each share of stock of record in his name. Shareholders may vote by proxy duly authorized in writing. All proxies used at the annual meeting shall be secured for that meeting only, or any adjournment thereof, and shall be dated, and if not dated by the shareholder, shall be dated as of the date of receipt thereof. No officer or employee of this Bank may act as proxy.

SECTION 1.06. QUORUM. Holders of record of a majority of the shares of the capital stock of the Bank, eligible to be voted, present either in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders, but shareholders present at any meeting and consti- tuting less than a quorum may, without further notice, adjourn the meeting from time to time until a quorum is obtained. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                      ARTICLE II
                                      DIRECTORS

SECTION 2.01. MANAGEMENT OF THE BANK. The business of the Bank shall be managed by the Board of Directors. Each director of the Bank shall be the beneficial owner of a substantial number of shares of BANC ONE CORPORATION and shall be employed either in the position of Chief Executive Officer or active leadership within his or her business, professional or community interest which shall be located within the geographic area in which the Bank operates, or as an executive officer of the Bank. A director shall not be eligible for nomination and re-election as a director of the Bank if such person's executive or leadership position within his or her business, professional or community interests which qualifies such person as a director of Bank terminates. The age of 70 is the mandatory retirement age as a director of the Bank. When a person's eligibility as director of the Bank terminates, whether because of change in share ownership, position, residency or age, within 30 days after such termination, such person shall submit his resignation as a director to be effective at the pleasure of the Board provided, however, that in no event shall such person be nominated or elected as a director. Provided, however, following a person's retirement or resignation as a director because of the age limitations herein set forth with respect to election or re-election as a director, such person may, in special or unusual circumstances, and at the discretion of the Board, be elected by the directors as a Director Emeritus of the Bank for a limited period of time. A Director Emeritus shall have the right to participate in board meetings but shall be without the power to vote and shall be subject to re-election by the Board at its organizational meeting following the Bank's annual meeting of shareholders.

SECTION 2.02. QUALIFICATIONS. Each director shall have the qualification prescribed by law. No person elected a director may exercise any of the powers of his office until he has taken the oath of such office.


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

SECTION 2.03. TERM OF OFFICE/VACANCIES. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to his prior death, resignation, or removal from office. Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Bank until such vacancy is filled by the remaining directors, and any director so appointed shall hold office for the unexpired term of his or her successor. Notwithstanding the foregoing, each director shall hold office and serve at the pleasure of the Board.

SECTION 2.04. ORGANIZATION MEETING. The directors elected by the share-holders shall meet for organization of the new board at the time fixed by the presiding officer of the annual meeting. If at the time fixed for such meeting there is no quorum present, the Directors in attendance may adjourn from time to time until a quorum is obtained. A majority of the number of Directors elected by the shareholders shall constitute a quorum for the transaction of business.

SECTION 2.05. REGULAR MEETINGS. The regular meetings of the Board of Directors shall be held on the third Monday of each calendar month excluding March and July, which meeting will be held at 4:00 p.m. When any regular meeting of the Board falls on a holiday, the meeting shall be held on such other day as the Board may previously designate or should the Board fail to so designate, on such day as the Chairman of the Board of President may fix. Whenever a quorum is not present, the directors in attendance shall adjourn the meeting to a time not later than the date fixed by the Bylaws for the next succeeding regular meeting of the Board.

SECTION 2.06. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board or President, or at the request of two or more Directors. Any special meeting may be held at such place in Franklin County, Ohio, and at such time as may be fixed in the call. Written or oral notice shall be given to each Director not later than the day next preceding the day on which special meeting is to be held, which notice may be waived in writing.

The presence of a Director at any meeting of the Board shall be deemed a waiver of notice thereof by him. Whenever a quorum is not present the Directors in attendance shall adjourn the special meeting from day to day until a quorum is obtained.

SECTION 2.07. QUORUM. A majority of the Directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time-to-time, and the meeting may be held, as adjourned, without further notice. When, however, less than a quorum as herein defined, but at least one-third and not less than two of the authorized number of Directors are present at a meeting of the Directors, business of the Bank may be transacted and matters before the Board approved or disapproved by the unanimous vote of the Directors present.

SECTION 2.08. COMPENSATION. Each member of the Board of Directors shall receive such fees for, and transportation expenses incident to, attendance at Board and Board Committee Meetings and such fees for service as a Director irrespective of meeting attendance as from time to time are fixed by resolution of the Board; provided, however, that payment hereunder shall not be made to a Director for meetings attended and/or Board service which are not for the Bank's sole benefit and which are concurrent and duplicative with meetings attended or board service for an affiliate of the Bank for which the Director receives payment; and provided further, that payment hereunder shall not be made in the case of any Director in the regular employment of the Bank or of one of its affiliates.

SECTION 2.09. EXECUTIVE COMMITTEE. There shall be a standing committee of the Board of Directors known as the Executive Committee which shall possess and exercise, when the Board is not in session, all powers of the Board that may lawfully be delegated. The Executive Committee shall also exercise the powers of the Board of Directors in accordance with the Provisions of the "Employees Retirement Plan" and the "Agreement and Declaration of Trust" as the same now exist or may be amended hereafter. The Executive Committee shall consist of not fewer than four board members, including the Chairman of the Board and President of the Bank, one of whom, as hereinafter required by these By-laws, shall be the Chief Executive Officer. The other members of the Committee shall be appointed by the Chairman of the Board or by the President, with the approval of the Board and shall continue as members of the Executive Committee until their successors are appointed, provided, however, that any member of the Executive Committee may be removed by the Board upon a majority vote thereof at any regular or special meeting of the Board. The Chairman or President shall fill any vacancy in the Committee by the appointment of another Director, subject to the approval of the Board of Directors. The regular meetings of the Executive Committee shall be held on a regular basis as scheduled by the Board of Directors. Special meetings of the Executive Committee shall be held at the call of the Chairman or President or any two members thereof at such time or times as may be designated. In the event of the absence of any member or members of the Committee, the presiding member may appoint a member or members of the Board to fill the place or places of such absent member or members to serve during such absence. Not fewer than three members of the Committee must be present at any meeting of the Executive Committee to constitute a quorum, provided, however that with regard to any matters on which the Executive Committee shall vote, a majority of the Committee members present at the meeting at which a vote is to be taken shall not be officers of the Bank and, provided further, that if, at any meeting at which the Chairman of the Board and President are both present, Committee members who are not officers are not in the majority, then the Chairman of the Board or President, which ever of such officers is not also the Chief Executive Officer, shall not be eligible to vote at such meeting and shall not be recognized for purposes of determining if a quorum is present at such meeting. When neither the Chairman of the Board nor President are present, the Committee shall appoint a presiding officer. The Executive Committee shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 2.10 COMMUNITY REINVESTMENT ACT AND COMPLIANCE POLICY COMMITTEE. There shall be a standing committee of the Board of Directors known as the Community Reinvestment Act and Compliance Policy Committee the duties of which shall be, at least once in each calendar year, to review, develop and recommend policies and programs related to the Bank's Community Reinvestment Act Compliance and regulatory compliance with all existing statutes, rules and regulations affecting the Bank under state and federal law. Such Committee shall provide and promptly make a full report of such review of current Bank policies with regard to Community Reinvestment Act and regulatory compliance in writing to the Board, with recommendations, if any, which may be necessary to correct any unsatisfactory conditions. Such Committee may, in its discretion, in fulfilling its duties, utilize the Community Reinvestment Act officers of the Bank, Banc One Ohio Corporation and Banc One Corporation and may engage outside Community Reinvestment Act experts, as approved by the Board, to review, develop and recommend policies and programs as herein required. The Community Reinvestment Act and regulatory compliance policies and procedures established and the recommendations made shall be consistent with, and shall supplement, the Community Reinvestment Act and regulatory compliance programs, policies and procedures of Banc One Corporation and Banc One Ohio Corporation. The Community Reinvestment Act and Compliance Policy Committee shall consist of not fewer than four board members, one of whom shall be the Chief Executive Officer and a majority of whom are not officers of the Bank. Not fewer than three members of the Committee, a majority of whom are not officers of the Bank, must be present to constitute a quorum. The Chairman of the Board or President of the Bank, whichever is not the Chief Executive Officer, shall be an ex officio member of the Community Reinvestment Act and Compliance Policy Committee. The Community Reinvestment Act and Compliance Policy Committee, whose chairman shall be appointed by the Boad, shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 2.11. TRUST COMMITTEES. There shall be two standing Committees known as the Trust Management Committee and the Trust Examination Committee appointed as hereinafter provided.

SECTION 2.12. OTHER COMMITTEES. The Board of Directors may appoint such special committees from time to time as are in its judgment necessary in the interest of the Bank.

                                     ARTICLE III
                       OFFICERS, MANAGEMENT STAFF AND EMPLOYEES

SECTION 3.01.  OFFICERS AND MANAGEMENT STAFF.

    (a) The officers of the Bank shall include a President, Secretary and Security Officer and may include a Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents (which may include one or more Executive Vice Presidents and/or Senior Vice Presidents) and one or more Assistant Secretaries, all of whom shall be elected by the Board. All other officers may be elected by the Board or appointed in writing by the Chief Executive Officer. The salaries of all officers elected by the Board shall be fixed by the Board. The Board from time-to-time shall designate the President or Chairman of the Board to serve as the Bank's Chief Executive Officer.

    (b) The Chairman of the Board, if any, and the President shall be elected by the Board from their own number. The President and Chairman of the Board shall be re-elected by the Board annually at the organizational meeting of the Board of Directors following the Annual Meeting of Shareholders. Such officers as the Board shall elect from their own number shall hold office from the date of their election as officers until the organization meeting of the Board of Directors following the next Annual Meeting of Shareholders, provided, however, that such officers may be relieved of their duties at any time by action of the Board in which event all the powers incident to their office shall immediately terminate.

    (c) Except as provided in the case of the elected officers who are members of the Board, all officers, whether elected or appointed, shall hold office at the pleasure of the Board. Except as otherwise limited by law or these By-laws, the Board assigns to Chief Executive Officer and/or his designees the authority to appoint and dismiss any elected or appointed officer or other member of the Bank's management staff and other employees of the Bank, as the person in charge of and responsible for any branch office, department, section, operation, function, assignment or duty in the Bank.

    (d) The management staff of the Bank shall include officers elected by the Board, officers appointed by the Chief Executive Officer, and such other persons in the employment of the Bank who, pursuant to written appointment and authorization by a duly authorized officer of the Bank, perform management functions and have management responsi-bilities. Any two or more offices may be held by the same person except that no person shall hold the office of Chairman of the Board and/or President and at the same time also hold the office of Secretary.

    (e) The Chief Executive Officer of the Bank and any other officer of the Bank, to the extent that such officer is authorized in writing by the Chief Executive Officer, may appoint persons other than officers who are in the employment of the Bank to serve in management positions and in connection therewith, the appointing officer may assign such title, salary, responsibilities and functions as are deemed appropriate by him, provided, however, that nothing contained herein shall be construed as placing any limitation on the authority of the Chief Executive Officer as provided in this and other sections of these By-Laws.

SECTION 3.02. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Bank shall have general and active management of the business of the Bank and shall see that all orders and resolutions of the Board of Directors are carried into effect. Except as otherwise prescribed or limited by these By-Laws, the Chief Executive Officer shall have full right, authority and power to control all personnel, including elected and appointed officers, of the Bank, to employ or direct the employment of such personnel and officers as he may deem necessary, including the fixing of salaries and the dismissal of them at pleasure, and to define and prescribe the duties and responsibility of all Officers of the Bank, subject to such further limitations and directions as he may from time-to-time deem proper. The Chief Executive Officer shall perform all duties incident to his office and such other and further duties, as may, from time-to-time, be required of him by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Bank. The Chief Executive Officer or, in his absence, the Chairman of the Board or President of the Bank, as designated by the Chief Executive Officer, shall preside at all meetings of shareholders and meetings of the Board. In the absence of the Chief Executive Officer, such officer as is designated by the Chief Executive Officer shall be vested with all the powers and perform all the duties of the Chief Executive Officer as defined by these By-Laws. When designating an officer to serve in his absence, the Chief Executive Officer shall select an officer who is a member of the Board of Directors whenever such officer is available.

SECTION 3.03. POWERS OF OFFICERS AND MANAGEMENT STAFF. The Chief Executive Officer, the Chairman of the Board, the President, and those officers so designated and authorized by the Chief Executive Officer are authorized for an on behalf of the Bank, and to the extent permitted by law, to make loans and discounts; to purchase or acquire drafts, notes, stock, bonds, and other securities for investment of funds held by the Bank; to execute and purchase acceptances; to appoint, empower and direct all necessary agents and attor-neys; to sign and give any notice required to be given; to demand payment and/or to declare due for any default any debt or obligation due or payable to the Bank upon demand or authorized to be declared due; to foreclose any mortgages, to exercise any option, privilege or election to forfeit, terminate, extend or renew any lease; to authorize and direct any proceedings for the collection of any money or for the enforcement of any right or obligation; to adjust, settle and compromise all claims of every kind and description in favor of or against the Bank, and to give receipts, releases and discharges therefor; to borrow money and in connection therewith to make, execute and deliver notes, bonds or other evidences of indebtedness; to pledge or hypothe- cate any securities or any stocks, bonds, notes or any property real or personal held or owned by the Bank, or to rediscount any notes or other obli- gations held or owned by the Bank, to employ or direct the employment of all personnel, including elected and appointed officers, and the dismissal of them at pleasure, and in furtherance of and in addition to the powers hereinabove set forth to do all such acts and to take all such proceedings as in his judgment are necessary and incidental to the operation of the Bank.

    Other persons in the employment of the Bank, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, or by an officer so designated and authorized by the chief Executive Officer, to perform the powers set forth above, subject, how-ever, to such limitations and conditions as are set forth in the authorization given to such persons.

SECTION 3.04. SECRETARY. The Secretary or such other officers as may be designated by the Chief Executive Officer shall have supervision and control of the records of the Bank and, subject to the direction of the Chief Executive Officer, shall undertake other duties and functions usually performed by a corporate secretary. Other officers may be designated by the Chief Executive Officer or the Board of Directors as Assistant Secretary to perform the duties of the Secretary.

SECTION 3.05. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank and any other officer to the extent such officer is so designated and authorized by the Chief Executive Officer, the Chairman of the

Board, the President, or any other officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank, are hereby authorized on behalf of the Bank to sell, assign, lease, mortgage, transfer, deliver and convey any real or personal property now or hereafter owned by or standing in the name of the Bank or its nominee, or held by this Bank as collateral security, and to execute and deliver such deeds, contracts, leases, assignments, bills of sale, transfers or other papers or documents as may be appropriate in the circumstances; to execute any loan agreement, security agreement, commitment letters and financing statements and other documents on behalf of the Bank as a lender; to execute purchase orders, documents and agreements entered into by the Bank in the ordinary course of business, relating to purchase, sale, exchange or lease of services, tangible personal property, materials and equipment for the use of the Bank; to execute powers of attorney to perform specific or general functions in the name of or on behalf of the Bank; to execute promissory notes or other instruments evidencing debt of the Bank; to execute instruments pledging or releasing securities for public funds, documents submitting public fund bids on behalf of the Bank and public fund contracts; to purchase and acquire any real or personal property including loan portfolios and to execute and deliver such agreements, contracts or other papers or documents as may be appropriate in the circumstances; to execute any indemnity and fidelity bonds, proxies or other papers or documents of like or different character necessary, desirable or incidental to the conduct of its banking business; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; to execute agreements, instruments, documents, contracts or other papers of like or difference character necessary, desirable or incidenal to the conduct of its banking business; and to execute and deliver partial releases from and discharges or assignments of mortgages, financing statements and assignments or surrender of insurance policies, now or hereafter held by this Bank.


    The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank, and any other officer of the Bank so designated and authorized by the Chief Executive Officer, Chairman of the Board, President or any officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank are authorized for and on behalf of the Bank to sign and issue checks, drafts, and certificates of deposit; to sign and endorse bills of exchange, to sign and countersign foreign and domestic letters of credit, to receive and receipt for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank, to sign receipts for property acquired by or entrusted to the Bank, to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, to sign certifications of checks, to endorse and deliver checks, drafts, warrants, bills, notes, certificates of deposit and acceptances in all business transactions of the Bank.

    Other persons in the employment of the Bank and of its subsidiaries, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, Chairman of the Board, President or by an officer so designated by the Chief Executive Officer, Chairman of the Board, or President to perform the acts and to execute the documents set forth above, subject, however, to such limitations and conditions as are contained in the authorization given to such person.

SECTION 3.06. PERFORMANCE BOND. All officers and employees of the Bank shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.

                                      ARTICLE IV
                                   TRUST DEPARTMENT

SECTION 4.01. TRUST DEPARTMENT. Pursuant to the fiduciary powers granted to this Bank under the provisions of Federal Law and Regulations of the Comptroller of the Currency, there shall be maintained a separate Trust Department of the Bank, which shall be operated in the manner specified herein.

SECTION 4.02. TRUST MANAGEMENT COMMITTEE. There shall be a standing Committee known as the Trust Management Committee, consisting of at least five members, a majority of whom shall not be officers of the Bank. The Committee shall consist of the Chairman of the Board who shall be Chairman of the Committee, the President, and at least three other Directors appointed by the Board of Directors and who shall continue as members of the Committee until their successors are appointed. Any vacancy in the Trust Management Committee may be filled by the Board at any regular or special meeting. In the event of the absence of any member or members, such Committee may, in its discretion, appoint members of the Board to fill the place of such absent members to serve during such absence. Three members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of the Chairman, or President or any two members thereof.

    The Trust Management Committee, under the general direction of the Board of Directors, shall supervise the policy of the Trust Department which shall be formulated and executed in accordance with Law, Regulations of the Comptroller of the Currency, and sound fiduciary principles.

SECTION 4.03. TRUST EXAMINATION COMMITTEE. There shall be a standing Commit-tee known as the Trust Examination Committee, consisting of three directors appointed by the Board of Directors and who shall continue as members of the committee until their successors are appointed. Such members shall not be active officers of the Bank. Two members of the Committee shall constitute a quorum. Any member of the Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Committee shall meet at such times as it may determine or at the call of two members thereof.

    This Committee shall, at least once during each calendar year and within fifteen months of the last such audit, or at such other time(s) as may be required by Regulations of the Comptroller of the Currency, make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the Department has been administered in accordance with Law, Regulations of the Comptroller of the Currency and sound fiduciary principles.

    The Committee shall promptly make a full report of such audits in writing to the Board of Directors of the Bank, together with a recommendation as to what action, if any, may be necessary to correct any unsatisfactory condition. A report of the audits together with the action taken thereon shall be noted in the Minutes of the Board of Directors and such report shall be a part of the records of this Bank.

SECTION 4.04. MANAGEMENT. The Trust Department shall be under the management and supervision of an officer of the Bank or of the trust affiliate of the Bank designated by and subject to the advice and direction of the Chief Executive Officer. Such officer having supervisory responsibility over the Trust Department shall do or cause to be done all things necessary or proper in carrying on the business of the Trust Department in accordance with provisions of law and applicable regulations.

SECTION 4.05. HOLDING OF PROPERTY. Property held by the Trust Department may be carried in the name of the Bank in its fiduciary capacity, in the name of Bank, or in the name of a nominee or nominees.

SECTION 4.06. TRUST INVESTMENTS. Funds held by the Bank in a fiduciary capacity awaiting investment or distribution shall not be held uninvested or undistributed any longer than is reasonable for the proper management of the account and shall be invested in accordance with the instrument establishing a fiduciary relationship and local law. Where such instrument does not specify the character or class of investments to be made and does not vest in the Bank any discretion in the matter, funds held pursuant to such instrument shall be invested in any investment which corporate fiduciaries may invest under local law.

    The investments of each account in the Trust Department shall be kept separate from the assets of the Bank, and shall be placed in the joint custody or control of not less than two of the officers or employees of the Bank or of the trust affiliate of the Bank designated for the purpose by the Trust Management Committee.

SECTION 4.07. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department, and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, are hereby authorized, on behalf of this Bank, to sell, assign, lease, mortgage, transfer, deliver and convey any real property or personal property and to purchase and acquire any real or personal property and to execute and deliver such agreements, contracts, or other papers and documents as may be appropriate in the circumstances for property now or hereafter owned by or standing in the name of this Bank, or its nominee, in any fiduciary capacity, or in the name of any principal for whom this Bank may now or hereafter be acting under a power of attorney, or as agent and to execute and deliver partial releases from any discharges or assignments or mortgages and assignments or surrender of insurance policies, to execute and deliver deeds, contracts, leases, assignments, bills of sale, transfers or such other papers or documents as may be appropriate in the circumstances for property now or hereafter held by this Bank in any fiduciary capacity or owned by any principal for whom this Bank may now or hereafter be acting under a power of attorney or as agent; to execute and deliver settlement agreements or other papers or documents as may be appropriate in connection with a dismissal authorized by Section 3.01(c) of these By-laws; provided that the signature of any such person shall be attested in each case by any officer of the Trust Department or by any other person who is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department.

    The Chief Executive Officer, Chairman of the Board, President, any officer of the Trust Department and such other officers of the trust affiliate of the Bank as are specifically designated and authorized by the Chief Executive Officer, the President, or the officer in charge of the Trust Department, or any other person or corporation as is specifically authorized by the Chief Executive Officer, the President or the officer in charge of the Trust Department, are hereby authorized on behalf of this Bank, to sign any and all pleadings and papers in probate and other court proceedings, to execute any indemnity and fidelity bonds, trust agreements, proxies or other papers or documents of like or different character necessary, desirable or incidental to the appointment of the Bank in any fiduciary capacity and the conduct of its business in any fiduciary capacity; also to foreclose any mortgage, to execute and deliver receipts for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank; to sign receipts for property acquired or entrusted to the Bank; also to sign stock or bond certificates on behalf of this Bank in any fiduciary capacity and on behalf of this Bank as transfer agent or registrar; to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, and to authenticate bonds, debentures, land or lease trust certificates or other forms of security issued pursuant to any indenture under which this Bank now or hereafter is acting as

Trustee. Any such person, as well as such other persons as are specifically authorized by the Chief Executive Officer or the officer in charge of the Trust Department, may sign checks, drafts and orders for the payment of money executed by the Trust Department in the course of its business.

SECTION 4.08. VOTING OF STOCK. The Chairman of the Board, President, any officer of the Trust Department, any officer of the trust affiliate of the Bank and such other persons as may be specifically authorized by Resolution of the Trust Management Committee or the Board of Directors, may vote shares of stock of a corporation of record on the books of the issuing company in the name of the Bank or in the name of the Bank as fiduciary, or may grant proxies for the voting of such stock of the granting if same is permitted by the instrument under which the Bank is acting in a fiduciary capacity, or by the law applicable to such fiduciary account. In the case of shares of stock which are held by a nominee of the Bank, such shares may be voted by such person(s) authorized by such nominee.

                                      ARTICLE V
                            STOCKS AND STOCK CERTIFICATES

SECTION 5.01. STOCK CERTIFICATES. The shares of stock of the Bank shall be evidenced by certificates which shall bear the signature of the Chairman of the Board, the President, or a Vice President (which signature may be engraved, printed or impressed), and shall be signed manually by the Secretary, or any other officer appointed by the Chief Executive Officer for that purpose.

    In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Bank with the same effect as if such officer had not ceased to be such at the time of its issue. Each such certificate shall bear the corporate seal of the Bank, shall recite on its fact that the stock represented thereby is transferable only upon the books of the Bank properly endorsed and shall recite such other information as is required by law and deemed appropriate by the Board. The corporate seal may be facsimile engraved or printed.

SECTION 5.02. STOCK ISSUE AND TRANSFER. The shares of stock of the Bank shall be transferable only upon the stock transfer books of the Bank and except as hereinafter provided, no transfer shall be made or new certificates issued except upon the surrender for cancellation of the certificate or certificates previously issued therefor. In the case of the loss, theft, or destruction of any certificate, a new certificate may be issued in place of such certificate upon the furnishing of any affidavit setting forth the circumstances of such loss, theft, or destruction and indemnity satisfactory to the Chairman of the Board, the President, or a Vice President. The Board of Directors, or the Chief Executive Officer, may authorize the issuance of a new certificate therefor without the furnishing of indemnity. Stock Transfer Books, in which all transfers of stock shall be recorded, shall be provided.

    The stock transfer books may be closed for a reasonable period and under such conditions as the Board of Directors may at any time determine for any meeting of shareholders, the payment of dividends or any other lawful purpose. In lieu of closing the transfer books, the Board may, in its discretion, fix a record date and hour constituting a reasonable period prior to the day designated for the holding of any meeting of the shareholders or the day appointed for the payment of any dividend or for any other purpose at the time as of which shareholders entitled to notice of and to vote at any such meeting or to receive such dividend or to be treated as shareholders for such other purpose shall be determined, and only shareholders of record at such time shall be entitled to notice of or to vote at such meeting or to receive such dividends or to be treated as shareholders for such other purpose.

                                      ARTICLE VI
                               MISCELLANEOUS PROVISIONS

SECTION 6.01. SEAL. The impression made below is an impression of the seal adopted by the Board of Directors of BANK ONE, COLUMBUS, NATIONAL ASSOCIATION. The Seal may be affixed by any officer of the Bank to any document executed by an authorized officer on behalf of the Bank, and any officer may certify any act, proceedings, record, instrument or authority of the Bank.

SECTION 6.02. BANKING HOURS. Subject to ratification by the Executive Committee, the Bank and each of its Branches shall be open for business on such days and during such hours as the Chief Executive Officer of the Bank shall, from time to time, prescribe.

SECTION 6.03. MINUTE BOOK. The organization papers of this Bank, the Articles of Association, the returns of the judges of elections, the By-Laws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the Board of Directors, and reports of the committees of the Board of Directors shall be recorded in the minute book of the Bank. The minutes of each such meeting shall be signed by the presiding Officer and attested by the secretary of the meetings.

SECTION 6.04. AMENDMENT OF BY-LAWS. These By-Laws may be amended by vote of a majority of the Directors.

EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549


                                       CONSENT


The undersigned, designated to act as Trustee under the Indenture for Evans Withycombe Residential, L.P. described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.



                                  Bank One, Columbus, NA

Dated:  March 7, 1997
                                  By:  /s/ TED KRAVITS
                                       -----------------
                                          Ted Kravits
                                          Authorized Signer

Federal Financial Institutions Examination Council

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 1999

--------------------------------------------------------------------------------

                                Please refer to page i,                      /1/
                                Table of Contents, for
[LOGO]                          the required disclosure
                                of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

                                                     (961231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1996  -----------
                                                   (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Richard D. Nadler, Controller
  ------------------------------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief

 /s/ R.D. Nadler
--------------------------------------------------------------------------------
Signature of Officer authorized to Sign Report

    1/30/97
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions NOTE: These instructions may in some cases differ from generally accepted accounting principles

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct

 /s/ [Illegible]
--------------------------------------------------------------------------------
Director (Trustee)

 /s/ [Illegible]
--------------------------------------------------------------------------------
Director (Trustee)

 /s/ [Illegible]
--------------------------------------------------------------------------------
Director (Trustee)


--------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Systems, 2127 Espey Court Suite 204, Crofton, MD 21114

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only the to the FDIC, c/o Quality Data Systems, 2127 Systems, 2127 Espey Court Suite 204, Crofton, MD 21114

--------------------------------------------------------------------------------

FDIC Certificate Number ------------------
                           (RCRI 9050)


                             Banks should affix the address label in this space.

                             Bank One, Columbus, National Association
                             ---------------------------------------------------
                             Legal Title of Bank (TEXT 9010)

                             100 East Broad Street
                             ---------------------------------------------------
                             City (TEXT 9130)

                             Columbus OH 43271
                             ---------------------------------------------------
                             State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i

                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices

--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI--Income Statement........................................ RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital................................... RI-4

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses ............................................ RI-4, 5

Schedule RI-C--Applicable Income Taxes by Taxing Authority................. RI-5

Schedule RI-D--Income from International Operations........................ RI-6

Schedule RI-E--Explanations.............................................. RI-7,8


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget. Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Controller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


REPORT OF CONDITION

Schedule RC--Balance Sheet.............................................. RC-1, 2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions............................................................. RC-3

Schedule RC-B--Securities............................................ RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases.............................................. RC-6, 7
  Part II. Loans to Small Businesses and Small Farms (included in the forms for June 30 only).................................... RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)................................. RC-8

Schedule RC-E--Deposit Liabilities................................. RC-9, 10, 11

Schedule RC-F--Other Assets............................................... RC-11

Schedule RC-G--Other Liabilities.......................................... RC-11

Schedule RC-H--Selected Balance Sheet Items
  for Domestic Offices.................................................... RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs ................... RC-13

Schedule RC-K--Quarterly Averages......................................... RC-13

Schedule RC-L--Off-Balance Sheet items............................ RC-14, 15, 16

Schedule RC-M--Memoranda.............................................. RC-17, 18

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Asset...................................... RC-19, 20

Schedule RC-O--Other Data for Deposit Insurance Assessments........... RC-21, 22

Schedule RC-R--Regulatory Capital .................................... RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported in
  the Reports of Condition and Income..................................... RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA     Call Date:  12/31/96
Address:              100 East Broad Street            ST-BK: 39-1580  FFIEC 031
City, State   Zip:    Columbus, OH  43271-1066                         Page RI-1
FDIC Certificate No.: 06559

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996-DECEMBER 31, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                            I480
                                                                                             ---------------------
                                                                 Dollar Amounts in Thousands  RIAD   Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a. Interest and fee income on loans:
       (1) In domestic offices:
           (a) Loans secured by real estate ................................................  4011        115,602  1.a.(1)(a)
           (b) Loans to depository institutions ............................................  4019             92  1.a.(1)(b)
           (c) Loans to finance agricultural production and other loans to farmers .........  4024            930  1.a.(1)(c)
           (d) Commercial and industrial loans .............................................  4012         79,834  1.a.(1)(d)
           (e) Acceptances of other banks ..................................................  4026              0  1.a.(1)(e)
           (f) Loans to individuals for household, family, and other personal expenditures:
               (1) Credit cards and related plans ..........................................  4054        449,921  1.a.(1)(f)(1)
               (2) Other ...................................................................  4055         96,758  1.a.(1)(f)(2)
           (g) Loans to foreign governments and official institutions ......................  4056              2  1.a.(1)(g)
           (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
               (1) Taxable obligations .....................................................  4503            158  1.a.(1)(h)(1)
               (2) Tax-exempt obligations ..................................................  4504          1,075  1.a.(1)(h)(2)
           (i) All other loans in domestic offices .........................................  4058          8,970  1.a.(1)(i)
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  4059              0  1.a.(2)
    b. Income from lease financing receivables:
       (1) Taxable leases ..................................................................  4505         70,449  1.b.(1)
       (2) Tax-exempt leases ...............................................................  4307             67  1.b.(2)
    c. Interest income on balances due from depository institutions:(1)
       (1) In domestic offices .............................................................  4105              5  1.c.(1)
       (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  4106              0  1.c.(2)
    d. Interest and dividend income on securities:
       (1) U.S. Treasury securities and U.S. Government agency and corporation obligations..  4027          21,966  1.d.(1)
       (2) Securities issued by states and political subdivisions in the U.S.:
           (a) Taxable securities .............................. ...........................  4506               1  1.d.(2)(a)
           (b) Tax-exempt securities .......................................................  4507           2,771  1.d.(2)(b)
           (3) Other domestic debt securities ..............................................  3657             628  1.d.(3)
           (4) Foreign debt securities .....................................................  3658             214  1.d.(4)
           (5) Equity securities (including investments in mutual funds) ...................  3659             229  1.d.(5)
    e. Interest income from trading assets ....................... .........................  4069                  1.e.

------------
 1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA    Call Date:  12/31/96
Address:              100 East Broad Street            ST-BK: 39-1580  FFIEC 031
City, State   Zip.    Columbus, OH  43271-1066                         Page RI-2
FDIC Certificate No.: 06559
SCHEDULE RI--CONTINUED

                                                  Dollar Amounts in Thousands          Year-to-date
----------------------------------------------------------------------------------------------------
 l. Interest income (continued)                                                  RIAD  Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
       and Agreement subsidiaries, and in IBFs .............................     4020         14,116  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................     4107        863,788  1.g.
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts) ..............     4508          1,317  2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs) ...................     4509         53,152  2.a.(1)(b)(1)
               (2) Other savings deposits ..................................     4511         25,261  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........     4174          6,248  2.a.(1)(b)(3)
               (4) All other time deposits .................................     4512         60,099  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs ..........................................     4172         33,767  2.a.(2)
    b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
       Edge and Agreement subsidiaries, and in IBFs ........................     4180         79,224  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money ...............................     4185         54,028  2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized
       leases ..............................................................     4072            373  2.d.
    e. Interest on subordinated notes and debentures .......................     4200         11,704  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............     4073        325,173  2.f.
                                                                                                     -------------------------
 3. Net interest income (item 1.g minus 2.f) ...............................                          RIAD 4074       538,615   3.
                                                                                                     -------------------------
 4. Provisions:
                                                                                                     -------------------------
    a. Provision for loan and lease losses .................................                          RIAD 4230       292,629   4.a.
    b. Provision for allocated transfer risk ...............................                          RIAD 4243             0   4.b.
                                                                                                     -------------------------
 5. Noninterest income:
    a. Income from fiduciary activities ....................................     4070         37,418  5.a.
    b. Service charges on deposit accounts in domestic of offices ..........     4080         39,518  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d) ..............................................     A220              0  5.c.
    d. Other foreign transaction gains (losses) ...............                  4076          1,981  5.d.
    e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................     5407        279,551  5.f.(1)
       (2) All other noninterest income*   .................................     5408        100,816  5.f.(2)
                                                                                                     -------------------------
    g. Total noninterest income (sum of  items 5.a through 5.f) ............                          RIAD 4079       459,284   5 g
 6. a. Realized gains (losses) on held-to-maturity securities ..............                          RIAD 3521           (49)  6.a.
    b. Realized gains (losses) on available-for-sale securities ............                          RIAD 3196             9   6.b.
                                                                                                     -------------------------
 7. Noninterest expense:
    a. Salaries and employee benefits ......................................     4135        151,416  7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....     4217         26,832  7.b.
    c. Other noninterest expense* ..........................................     4092        482,880  7.c.
                                                                                                     -------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............                          RIAD 4093       661,128   7.d.
                                                                                                     -------------------------
 8. Income (loss) before income taxes and extraordinary items and other
                                                                                                     -------------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                         RIAD 4301        44,102   8.
 9. Applicable income taxes (on item 8) ...........................                                   RIAD 4302        12,711   9.
                                                                                                     -------------------------
10. Income (loss) before extraordinary items and other adjustments (item 8
                                                                                                     -------------------------
    minus 9) ...............................................................                          RIAD 4300        31,391  10.
                                                                                                     -------------------------

----------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA             Call Date:  12/31/96  ST-SK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                    Page RI-3
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RI--Continued

                                                                                           Year-to-date
                                                                                           -------------
                                            Dollar Amounts in Thousands              RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------
11.  Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income taxes*             4310             0  11.a.
    b. Applicable income taxes (on item 11.a)* ..................... .....           4315             0  11.b.
                                                                                                        ---------------------------
    c. Extraordinary items and other adjustments, net of income taxes
     (item 11.a minus 11.b) ............................................                                 RIAD 4320         0  11.c.
12. Net income (loss) (sum of items 10 and 11.c) .........................                               RIAD 4340    31,391  12.
                                                                                                         ---------------------------



                                                                                                                        I481    < -
                                                                                                                  -------------
                                                                                                                   Year-to-date
                                                                                                                  -------------
Memoranda                                                           Dollar Amounts in Thousands              RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes ..........................     4513           190  M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8) ...............................................................     8431         1,857  M.2.
 3. -4. Not applicable
 5. Number of full-time equivalent employees on payroll at end of current period (round to                            Number
    nearest whole number) ...........................................................................     4150         3,561  M.5.
 6  Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying push down                          MM DD YY
    accounting this calendar year, report the date of the bank's acquisition ........................     9106      00/00/00  M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, items 5.c):                                Bil Mil Thou

    a. Interest rate exposures ......................................................................     8757             0  M.8.a.
    b. Foreign exchange exposures ...................................................................     8758             0  M.8.b.
    c. Equity security and index exposures ..........................................................     8759             0  M.8.c.
    d. Commodity and other exposures ................................................................     8760             0  M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income ...................................................     8761           (36) M.9.a.
    b. Net (increase) decrease to interest expense ..................................................     8762        (2,261) M.9.b.
    c. Other (noninterest) allocations ..............................................................     8763          (307) M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) ...............................     A251             0  M.10.
                                                                                                     ------------------------

----------------
 Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA             Call Date:  12/31/96  ST-SK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                    Page RI-4
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                 ---------
                                                                                                                     I483     < -
                                                                                                        ------------------
                                                                 Dollar Amounts in Thousands            RIAD  Bil Mil Thou
                                                                                                        ------------------
--------------------------------------------------------------------------------------------------------------------------------
  1. Total equity capital originally reported in the December 31, 1995, Reports of Condition
     and Income .....................................................................................   3215       501,192    1.
  2. Equity capital adjustments from amended Reports of Income, net* ................................   3216       (10,104)   2.
  3. Amended balance end of previous calendar year (sum of items 1 and 2) ...........................   3217       491,088    3.
  4. Net income (loss) (must equal Schedule RI, item 12) ............................................   4340        31,391    4.
  5. Sale, conversion, acquisition, or retirement of capital stock, net .............................   4346             0    5.
  6. Changes incident to business combinations, net .................................................   4356             0    6.
  7. LESS: Cash dividends declared on preferred stock ...............................................   4470             0    7.
  8. LESS: Cash dividends declared on common stock ..................................................   4460        16,000    8.
  9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
       this schedule) ...............................................................................   4411             0    9.
 10. Corrections of material accounting errors from prior years* (see instructions for this schedule)   4412             0   10.
 11. Change in net unrealized holding gains (losses) on available-for-sale securities ...............   8433        (4,665)  11.
 12. Foreign currency translation adjustments .......................................................   4414             0   12.
 13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .......   4415       173,594   13.
 14. Total equity capital end of current period (sum of items 3 through 13) (must equal
       Schedule RC, item 28) ........................................................................   3210       675,408   14.
                                                                                                        ------------------


---------------------------
*Describe on Schedule RI-E--Explanations.


Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                                 ----------------------------------------
                                                                                                                  I486       < -
                                                                                                                  -------
                                                                                         (Column A)          (Column B)
                                                                                         Charge-offs         Recoveries
                                                                                 ----------------------------------------
                                                                                              Calendar year-to-date
                                                                                 ----------------------------------------
                                                    Dollar Amounts in Thousands  RIAD  Bil Mil Thou   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
 1.  Loans secured by real estate:
     a. To U.S. addressees (domicile) ........................................   4651         3,364   4661         2,014      1.a.
     b. To non-U.S. addressees (domicile) ....................................   4652             0   4662             0      1.b.
 2. Loans to depository institutions and acceptances of other banks:
     a. To U.S. banks and other U.S. depository institutions .................   4653             0   4663             0      2.a.
     b. To foreign banks .....................................................   4654             0   4664             0      2.b.
 3. Loans to finance agricultural production and other loans to farmers ......   4655            21   4665            21      3.
 4. Commercial and industrial loans:
     a. To U.S. addressees (domicile) ........................................   4645         2,744   4617           826      4.a.
     b. To non-U.S. addressees (domicile) ....................................   4646             0   4618             0      4.b.
 5. Loans to individuals for household, family, and other personal expenditures:
     a. Credit cards and related plans .......................................   4656       196,606   4666        21,147      5.a.
     b. Other (includes single payment, installment, and all student loans) ..   4657        23,926   4667        13,861      5.b.
 6. Loans to foreign governments and official institutions ...................   4643             0   4627             0      6.
 7. All other loans ..........................................................   4644           435   4628           755      7.
 8. Lease financing receivables:
     a. Of U.S. addressees (domicile) ........................................   4658         2,109   4668           425      8.a.
     b. Of non-U.S. addressees (domicile) ....................................   4659             0   4669             0      8.b.
 9. Total (sum of items 1 through 8) .........................................   4635       229,205   4605        39,049      9.
                                                                                 ----------------------------------------


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                   Call Date:  12 31 96  ST-BK: 39-1580  FFIEC 031
Address:            100 East Broad Street                                                                            Page RI-5
City, State   Zip:  Columbus, OH  43271-1066
FDIC. Certificate No.: 06559

SCHEDULE RI-B--Continued

PART I. Continued

                                                                               ----------------------------------------
                                                                                  (Column A)              (Column B)
                                                                                  Charge-offs              Recoveries
                                                                               ----------------------------------------
Memoranda                                                                                Calendar year-to-date
                                                                               ----------------------------------------

                                           Dollar Amounts in Thousands          RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------

1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above ...........................     5409             0  5410           253    M.4.
5. Loans secured by real estate in domestic offices (included in
    Schedule RI-B, part I, item 1, above):
    a. Construction and land development ..................................     3582           241  3583           158    M.5.a.
    b. Secured by farmland ................................................     3584             0  3585             4    M.5.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ..................     5411         1,112  5412            28    M.5.c.(1)
       (2) All other loans secured by 1-4 family residential properties ...     5413         1,871  5414           899    M.5.c.(2)
    d. Secured by multifamily (5 or more) residential properties ..........     3588             0  3589           500    M.5.d.
    e. Secured by nonfarm nonresidential properties .......................     3590           140  3591           425    M.5.e.
                                                                               ----------------------------------------

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                    -------------------
                                                             Dollar Amounts in Thousands            RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income  ......    3124       152,121  1.
2. Recoveries (must equal part I, item 9, column B above) ......................................    4605        39,049  2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ..............................    4635       229,205  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ......................    4230       292,629  4.
5. Adjustments* (see instructions for this schedule) ..........................................    4815             0  5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,*
    item 4.b) ..................................................................................    3123       254,594  6.
                                                                                                    -------------------

---------------------------------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-C--APPLICABLE INCOME TAXES BY TAXING AUTHORITY

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                             ----------
                                                                                                                1489    < -
                                                                                                    -------------------
                                                             Dollar Amounts in Thousands            RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Federal ....................................................................................     4780        11,332  1.
2. State and local ............................................................................     4790         1,379  2.
3. Foreign ....................................................................................     4795             0  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) .........     4770        12,711  4.
                                                                 ------------------------------
5. Deferred portion of item 4 .............................        RIAD 4772            32,024                          5.
                                                                 ------------------------------------------------------

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                        Call Date:  12 31 96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                               Page RI-6
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: O6559


SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                         2492
                                                                                                               ---------------
                                                                                                                 Year-to-date
                                                                                                         ---------------------
                                                             Dollar Amounts in Thousands                   RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked .....................................................................         4837           144  1.a.
   b. Interest expense booked ....................................................................         4838        33,767  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
      IBFs (item 1.a minus 1.b) ..................................................................         4839       (33,623) 1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices ....         4840             0  2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ............         4841             0  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) .......................................         4842             0  2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations ................................         4097             0  3.a.
   b. Provision for loan and lease losses attributable to international operations ...............         4235             0  3.b.
   c. Other noninterest expense attributable to international operations .........................         4239             0  3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c) ...............................................................................         4843             0  3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c. and 3.d) ...................................................         4844       (33,623) 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs ...................................         4845             0  5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5) .............................................................         4846       (33,623) 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ......         4797       (11,768) 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ................         4341       (21,855) 8.
                                                                                                         ---------------------

Memoranda
                                                                                                         ---------------------
                                                             Dollar Amounts in Thousands                   RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above .......................................         4847             0   M.1.
2. Intracompany interest expense included in item 1.b above ......................................         4848             0   M.2.
                                                                                                         ---------------------

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                               ---------------
                                                                                                                 Year-to-date
                                                                                                         ---------------------
                                                             Dollar Amounts in Thousands                   RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs ................................................................         4849             0  1.
2. Interest expense booked at IBFs ...............................................................         4850             0  2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items .....................................................         5491             0  3.a.
   b. Fees and other noninterest income ..........................................................         5492             0  3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic
   offices (excluding IBFs) ......................................................................         4852             0  4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs) ..............................................................................         4853             0  5.
                                                                                                         ---------------------

Legal Title of Bank:    BANK ONE, COLUMBUS, NA                        Call Date:  12 31 96  ST-BK: 39-1580      FFIEC 031
Address:                100 East Broad Street                                                                   Page RI-7
City, State   Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:   06559

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                     -----
                                                                                                                      I495   < -
                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                        ------------------
                                                                     Dollar Amounts in Thousands        RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains on other real estate owned .....................................................         5415          0    1.a.
   b. Net gains on sales of loans...............................................................         5416          0    1.b.
   c. Net gains on sales of premises and fixed assets...........................................         5417          0    1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
       ---------
   d.  TEXT 4461  Card Processing Income                                                                 4461     80,192    1.d.
       ----------------------------------------------------------------------------------------
   e.  TEXT 4462  Installment Loan Servicing Income                                                      4462     11,141    1.e.
       ----------------------------------------------------------------------------------------
   f.  TEXT 4463                                                                                         4463               1.f.
       ----------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets.................................................         4531      6,539    2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned.....................................................         5418          0    2.b.
   c. Net losses on sales of loans..............................................................         5419          0    2.c.
   d. Net losses on sales of premises and fixed assets..........................................         5420          0    2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c.
       ---------
   e.  TEXT 4464  Data Processing                                                                        4464    127,687    2.e.
       ----------------------------------------------------------------------------------------
   f.  TEXT 4467                                                                                         4467               2.f.
       ----------------------------------------------------------------------------------------
   g.  TEXT 4468                                                                                         4468               2.g.
       ----------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
          -----------
   a. (1)   TEXT 4469                                                                                    4469               3.a.(1)
          -------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                   RIAD 4486                                          3.a.(2)
          -----------                                                    ----------------------
   b. (1)   TEXT 4487                                                                                    4487               3.b.(1)
          -------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                   RIAD 4488                                          3.b.(2)
          -----------                                                    ----------------------
   c. (1)   TEXT 44869                                                                                   4489               3.c.(1)
          -------------------------------------------------------------------------------------
      (2) Applicable income tax effect                                   RIAD 4491                                          3.a.(2)
          -----------                                                    ----------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
       ---------
   a.  TEXT 4492  Equity Capital Adjustment from Amended Call Report                                     4492   (10,104)    4.a.
       ----------------------------------------------------------------------------------------
   b.  TEXT 4493                                                                                         4493               4.b.
       ----------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
       ---------
   a.  TEXT 4494                                                                                         4494               5.a.
       ----------------------------------------------------------------------------------------
   b.  TEXT 4495                                                                                         4495               5.b.
       ----------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A. item 10)
   (itemize and describe all corrections):
       ---------
   a.  TEXT 4496                                                                                         4496               6.a.
       ----------------------------------------------------------------------------------------
   b.  TEXT 4497                                                                                         4497               6.b.
       ----------------------------------------------------------------------------------------

Legal Title of Bank:           BANK ONE, COLUMBUS, NA               Call Date:  12 31 96  ST-BK: 39-1580  FFIEC 031
Address:                       100 East Broad Street                                                      Page RI-E
City, State   Zip:             Columbus, OH  43271-1066
FDIC Certificate No:           06559

SCHEDULE RI-E--CONTINUED

                                                                                                          Year-to-date
                                                                                                          ------------
                                                                    Dollar Amounts in Thousands     RIAD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
       ---------
   a.  TEXT 4498  Capital Contribution                                                              4498       173,594   7.a.
       ----------------------------------------------------------------------------------------
   b.  TEXT 4499                                                                                    4499                 7.b.
       ----------------------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
       ---------
   a.  TEXT 4521                                                                                    4521                 8.a.
       ----------------------------------------------------------------------------------------
   b.  TEXT 4522                                                                                    4522                 8.b.
       ----------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its          I498         I499   < -
   option, any other significant items affecting the Report of Income):                             ------------------
   No comment       (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                 Call Date:  12 31 96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                        Page RC-1
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                              --------
                                                                                                                C400     (-
                                                                                                              --------
                                                                     Dollar Amounts in Thousands  RCFD    Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
ASSET
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ..................................   0081         843,296    1.a.
    b. Interest-bearing balances(2) ............................................................  0071               5    1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) ..............................  1754          35,729    2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................  1773         622,046    2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold ......................................................................  0276         340,096    3.a.
    b. Securities purchased under agreements to resell .........................................  0277               0    3.b.
 4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122       8,523,564                          4.a.
    b. LESS: Allowance for loan and lease losses ...................   RCFD 3223         254,594                          4.b.
    c. LESS: Allocated transfer risk reserve .......................   RCFD 3128               0                          4.c.
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) .....................................  2125       8,268,970    4.d.
 5. Trading assets (from Schedule RC-D) ........................................................  3545               0    5.
 6. Premises and fixed assets (including capitalized leases) ...................................  2145          65,094    6.
 7. Other real estate owned (from Schedule RC-M) ...............................................  2150           6,543    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...  2130           2,436    8.
 9. Customers' liability to this bank on acceptances outstanding ...............................  2155           5,730    9.
10. Intangible assets (from Schedule RC-M) .....................................................  2143          34,111   10.
11. Other assets (from Schedule RC-F) ..........................................................  2160         450,453   11.
12. Total assets (sum of items 1 through 11) ...................................................  2170      10,674,509   12.
                                                                                                  --------------------
---------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:   BANK ONE, COLUMBUS, NA                          Call Date:  12 31 96  ST-BK. 39-1580  FFIEC 031
Address:               100 East Broad Street                                                                 Page RC-2
City, State   Zip:     Columbus, OH  43271-1066
FDIC  Certificate No.: 06559

SCHEDULE RC--CONTINUED

                                                                                                 ---------------------
                                                                   Dollar Amounts in Thousands            Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I) ...............................................................................   RCON 2200   4,560,222   13.a.
                                                                   ---------------------------
       (1) Noninterest-bearing(1) ...............................  RCON 6631         1,705,451                           13.a.(1)
       (2) Interest-bearing .....................................  RCON 6636         2,854,771                           13.a.(2)
                                                                   ---------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II) ..............................................................................   RCFN 2200   1,143,910   13.b.
                                                                   ---------------------------
       (1) Noninterest-bearing ..................................  RCFN 6631                 0                           13.b.(1)
       (2) Interest-bearing .....................................  RCFN 6636         1,143,910                           13.b.(2)
                                                                   ---------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased ...............................................................   RCFD 0278   2,063,655   14.a.
    b. Securities sold under agreements to repurchase ........................................   RCFD 0279           0   14.b.
15. a. Demand notes issued to the U.S. Treasury ..............................................   RCON 2840      43,633   15.a.
    b. Trading liabilities (from Schedule RC-D) ..............................................   RCFD 3548           0   15.b.
16. Other borrowed money:
    a. With a remaining maturity of one year or less .........................................   RCFD 2332   1,341,487   16.a.
    b. With a remaining maturity of more than one year .......................................   RCFD 2333     403,824   16.b.
17. Mortgage indebtedness and obligations under capitalized leases ...........................   RCFD 2910       3,878   17.
18. Bank's liability on acceptances executed and outstanding .................................   RCFD 2920       5,730   18.
19. Subordinated notes and debentures ........................................................   RCFD 3200     264,328   19.
20. Other liabilities (from Schedule RC-G) ...................................................   RCFD 2930     168,434   20.
21. Total liabilities (sum of items 13 through 20) ..........................................    RCFD 2948   9,999,101   21.

22. Limited-life preferred stock and related surplus .........................................   RCFD 3282           0   22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ............................................   RCFD 3838           0   23.
24. Common stock .............................................................................   RCFD 3230      20,738   24.
25. Surplus (exclude all surplus related to preferred stock) .................................   RCFD 3839     280,950   25.
26. a. Undivided profits and capital reserves ................................................   RCFD 3632     376,654   26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ...............    RCFD 8434      (2,934)  26.b.
27. Cumulative foreign currency translation adjustments ......................................   RCFD 3284           0   27.
28. Total equity capital (sum of items 23 through 27) ........................................   RCFD 3210     675,408   28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,
    and 28) ..................................................................................   RCFD 3300  10,674,509   29.
                                                                                                 ---------------------
Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the                   Number
   most comprehensive level of auditing work performed for the bank by independent external              -------------
   auditors as of any date during 1995 ................................................................. RCFD 6724 N A  M.1.

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed  by other
    with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company      5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing        auditors
    standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company            auditors
    (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in             8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

-------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA               Call Date:  12/31/96
 Address:              100 East Broad Street           ST-BK: 39-1580  FFIEC 031
 City, State   Zip:    Columbus, OH  43271-1066                        Page RC-3
 FDIC Certificate No.  06559


 Schedule RC-A--Cash and Balances Due From Depository Institutions

 Exclude assets held for trading.

                                                                                                                -------
                                                                                                                 C405
                                                                                  --------------------------------------
                                                                                     (Column A)         (Column B)
                                                                                    Consolidated         Domestic
                                                                                        Bank             0ffices
                                                                                  --------------------------------------
                                                     Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and
    coin .......................................................................  0022     734,399                        1.
    a. Cash items in process of collection and unposted debits .................                     0020     672,636     1.a.
    b. Currency and coin .......................................................                     0080      61,763     1.b.
2.  Balances due from depository institutions in the U.S. ......................                     0082      42,462     2.
    a. U.S. branches and agencies of foreign banks (including their IBFs) ......  0083           0                        2.a.
    b. Other commercial banks in the U.S. and other depository institutions
       in the U.S. (including their IBFs) ......................................  0085      42,462                        2.b.
3.  Balances due from banks in foreign countries and foreign central banks .....                     0070       3,263     3.
    a. Foreign branches of other U.S. banks ....................................  0073           0                        3.a
    b. Other banks in foreign countries and foreign central banks ..............  0074       3,263                        3.b.
4.  Balances due from Federal Reserve Banks ....................................  0090      63,177   0090      63,177     4.
5.  Total (sum of items 1 through 4) (total of column A must equal
    Schedule RC, sum of items l.a and 1.b) .....................................  0010     843,301   0010     843,301     5.
                                                                                  --------------------------------------




                                                                                                     -----------------
 Memorandum                                          Dollar Amounts in Thousands                     RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
    Noninterest-bearing balances due from commercial banks in the U.S. (included
    in item 2, column B above) .................................................                     0050      42,462     M.1.
                                                                                                     ----------------



 Schedule RC-B--Securities

 Exclude assets held for trading.


                                                                                                                 -------
                                                                                                                 C410
                                        --------------------------------------------------------------------------------
                                                Held-to-maturity                       Available-for-sale
                                        --------------------------------------------------------------------------------
                                            (Column A)        (Column B)          (Column C)        (Column D)
                                          Amortized Cost      Fair Value        Amortized Cost     Fair Value(1)
                                        --------------------------------------------------------------------------------
           Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  U.S. Treasury securities .........  0211            0  0213            0  1286      359,538  1287      354,164        1.
2.  U.S. Government agency
     and corporation obligations .....
    (exclude mortgage-backed
     securities):
    a. Issued by U.S. Government
        agencies(2) ..................  1289            0  1290            0  1291            0  1293            0        2.a.
    b. Issued by U.S.
       Government-sponsored
        agencies(3) ..................  1294            0  1295            0  1297       87,647  1296       87,318        2.b.
                                        --------------------------------------------------------------------------------


------------
1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA               Call Date:  12/31/96
 Address:              100 East Broad Street           ST-BK: 39-1580  FFIEC 031
 City, State   Zip:    Columbus, OH  43271-1066                        Page RC-4
 FDIC Certificate No.  06559

 Schedule RC-B--Continued

                                        --------------------------------------------------------------------------------
                                                Held-to-maturity                       Available-for-sale
                                        --------------------------------------------------------------------------------
                                            (Column A)        (Column B)          (Column C)        (Column D)
                                          Amortized Cost      Fair Value        Amortized Cost     Fair Value(1)
                                        --------------------------------------------------------------------------------
           Dollar Amounts in Thousands  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
3.  Securities issued by states and
    political subdivisions in the U.S.:
    a. General obligations ...........   1676    12,079    1677     16,081    1678           0   1679            0        3.a.
    b. Revenue obligations ...........   1681    12,635    1686     10,143    1690         845   1691          863        3.b.
    c. Industrial development and
       similar obligations ...........   1694     7,783    1695      7,806    1696           0   1697            0        3.c.
4.  Mortgage-backed
    securities (MBS):
    a. Pass-through securities:
        (1) Guaranteed by GNMA .......   1698         0    1699          0    1701      41,935   1702       41,969        4.a.(1)
        (2) Issued by FNMA and FHLMC .   1703         0    1705          0    1706     110,145   1707      111,114        4.a.(2)
        (3) Other pass-through
            securities ...............   1709       482    1710        470    1711       5,579   1713        5,714        4.a.(3)
    b. Other mortgage-backed
        securities (include CMOs,
        REMICs, and stripped MBS):
        (1) Issued or guaranteed by
            FNMA, FHLMC, or GNMA ......  1714         0    1715          0    1716      16,583   1717       16,602        4.b.(1)
        (2) Collateralized
            by MBS issued or
            guaranteed by FNMA, FHLMC,
            or GNMA ...................  1718         0    1719          0    1731           0   1732            0        4.b.(2)
        (3) All other mortgage-
            backed securities ........   1733         0    1734          0    1735           0   1736            0        4.b.(3)
 5. Other debt securities:
    a. Other domestic debt
       securities ....................   1737         0    1738          0    1739         445   1741          459        5.a.
    b. Foreign debt securities .......   1742     2,750    1743      2,750    1744           0   1746            0        5.b.
 6. Equity securities:
    a. Investments in mutual funds                                            1747           0   1748            0        6.a.
    b. Other equity securities with
       readily determinable fair
       values ........................                                        1749           0   1751            0        6.b.
    c. All other equity
       securities(1) .................                                        1752       3,843   1753         3,843       6.c.
 7. Total (sum of items 1 through 6)
    (total of column A must equal
    Schedule RC, item 2.a) (total of
    column D must equal Schedule RC,
    item 2.b) ........................   1754     35,729   1771     37,250    1772     626,560   1773       622,046       7.


 (1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:    BANK ONE, COLUMBUS, NA                                    Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                                           Page RC-5
City, State   Zip:      Columbus, OH  43271-1066
FDIC  Certificate No.:  06559

Schedule RC-B--Continued

Memoranda                                                                                                            C412
                                                                       Dollar Amounts in Thousands    RCFD   Bil Mil Thou
--------------------------------------------------------------------------------------------------    -------------------
1. Pledged securities (2)........... .............................................................    0416       631,720   M.1.
2. Maturity and repricing data for debt securities (2),(3),(4) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
       (i) Three months or less ................................. ....... .........................   0343         2,338   M.2.a.(1)
       (2) Over three months through 12 months .................... ...............................   0344         6,223   M.2.a.(2)
       (3) Over one year through five years .......................................................   0345       185,632   M.2.a.(3)
       (4) Over five years ........................................................................   0346       382,638   M.2.a.(4)
       (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4) ......   0347       576,831   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
       (1) Quarterly or more frequently ...........................................................   4544        75,940   M.2.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly ........................   4545           565   M.2.b.(2)
       (3) Every five years or more frequently, but less frequently than annually .................   4551             0   M.2.b.(3)
       (4) Less frequently than every five years ..................................................   4552           596   M.2.b.(4)
       (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) ..   4553        77,101   M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus
     nonaccrual debt securities included in Schedule RC-N, item 9, column C) ......................   0393       653,932   M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included
   in Schedule RC-B, items 3 through 5, column A, above) ..........................................   5365             0   M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one  year or  less (2),(4) (included
   in Memorandum items 2.b.(1) through 2.b.(4) above) .............................................   5519        39,228   M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date  (report the  amortized cost  at date  of
   sale or transfer) ..............................................................................   1778             0   M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost ..............................................................................   8780             0   M.8.a.
   b. Fair value.............,.....................................................................   8781             0   M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost...............................................................................   8782             0   M.9.a.
   b. Fair value ..................................................................................   8783             0   M.9.b.

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:   BANK ONE, COLUMBUS, NA                                        Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 03
Address:               100 East Broad Street                                                                              Page RC-6
City, State   Zip:     Columbus, OH  43271-1066
FDIC Certificate No.:  06559

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not. deduct the allowance for loan and lease losses from amounts
reported in this schedule.  Report total loans and leases, net of unearned                                              C415
income.  Exclude assets held for trading.                                          (Column A)         (Column B)
                                                                                 Consolidated          Domestic
                                                                                      Bank              Offices
                                                                               ------------------  ------------------
                                                Dollar Amounts in Thousands    RCFD  Bil Mil Thou  RCON  Bil Mil Thou
---------------------------------------------------------------------------    ------------------  ------------------
 1. Loans secured by real estate ...........................................   1410     1,315,343                         1.
    a. Construction and land development ...................................                       1415        151,272    1.a.
    b. Secured by farmland (including farm residential and other
       improvements) .......................................................                       1420          5,457    1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ...................                       1797        239,383    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens ......................................                       5367        211,751    1.c.(2)(a
           (b) Secured by junior liens .....................................                       5368        182,617    1.c.(2)(b
    d. Secured by multifamily (5 or more) residential properties ...........                       1460         23,415    1.d.
    e. Secured by nonfarm nonresidential properties ........................                       1480        501,448    1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S. .....................................                       1505          2,750    2.a.
       (1) To U.S. branches and agencies of foreign banks ..................   1506             0                         2.a.(1)
       (2) To other commercial banks in the U.S. ...........................   1507         2,750                         2.a.(2)
    b. To other depository institutions in the U.S. ........................   1517         1,517  1517          1,517    2.b.
    c. To banks in foreign countries .......................................                       1510              0    2.c.
       (1) To foreign branches of other U.S. banks .........................   1513             0                         2.c (1)
       (2) To other banks in foreign countries .............................   1516             0                         2.c.(2)
 3. Loans to finance agricultural production anc other loans to farmers ....   1590        14,027  1590         14,027    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) .......................................   1763       819,276  1763        819,276    4.a.
    b. To non-U.S. addressees (domicile) ...................................   1764             0  1764              0    4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks .......................................................   1756             0  1756              0    5.a.
    b. Of foreign banks......... ...........................................   1757             0  1757              0    5.b.
 6. Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper) .........                       1975      4,918,304    6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans) .............................................   2008     3,962,115                         6.a.
    b. Other (includes single payment, installment, and all student loans) .   2011       956,189                         6.b.
 7. Loans to foreign governments and official institutions (including
    foreign central banks) .................................................   2081            13  2081             13    7.
 8. Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations) ...........................................................   2107        22,773  2107         22,773    8.
 9. Other loans ............................................................   1563       215,481                         9.
    a. Loans for purchasing or carrying securities (secured and unsecured) .                       1545          9,107    9.a.
    b. All other loans (exclude consumer loans) ........ ...................                       1564        206,374    9.b.
10. Lease financing receivables (net of unearned income) ...................                       2165      1,214,732    10.
    a. Of U.S. addressees (domicile) ................ ......................   2182     1,214,732                         10.a.
    b. Of non-U.S. addressees (domicile) ...................................   2183             0                         10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........   2123           652  2123            652    11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column  A must equal
    Schedule RC, item 4.a) .................................................   2122     8,523,564  2122      8,523,564    12.

                                                                        16

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                  Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                         Page RC-7
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED

                                                                                 ----------------------------------------
                                                                                     (Column A)           (Column B)
                                                                                    Consolidated           Domestic
Memoranda                                                                                Bank                Offices
                                                                                 ------------------    ------------------
                                                   Dollar Amounts in Thousands   RCFD  Bil Mil Thou    RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above .................   1496            0     1496            0   M.1.

2. Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
   a.  Loans secured by real estate:
       (1) To U.S. addressees (domicile) .....................................   1687            0     M.2.a.(1)
       (2) To non-U.S. addressees (domicile) .................................   1689            0     M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures) ....   8691            0     M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
      above ..................................................................   8692            0     M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less ...............................................   0348      145,027     M.3.a.(1)
      (2) Over three months through 12 months ................................   0349      205,706     M.3.a.(2)
      (3) Over one year through five years ...................................   0356    1,770,565     M.3.a.(3)
      (4) Over five years ....................................................   0357      633,855     M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum
          items 3.a.(1) through 3.a.(4)) .....................................   0358    2,755,153     M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently .......................................   4554    4,931,993     M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ....   4555      738,636     M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually ...........................................................   4561       60,013     M.3.b.(3)
      (4) Less frequently than every five years ..............................   4564       15,437     M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
          through 3.b.(4)) ...................................................   4567    5,746,079     M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and
      3.b.(5)) (must equal the sum of total loans and leases, net, from
      Schedule RC-C, part I, item 12, plus unearned income from
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and
      leases from Schedule RC-N, sum of items 1 through 8, column C) .........   1479    8,501,232     M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less
      (included in Memorandum items 3.b.(1) through 3.b.(4) above) ...........   A246    1,718,410     M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part I, items 4 and 9, column A, page RC-6 (2) .............   2746       50,438     M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I,
   above) ....................................,...,...........................   5369    1,000,000     M.5.
                                                                                                       ------------------
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                               RCON  Bil Mil Thou
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),                         ------------------
   column B, page RC-6) ......................................................                         5370       22,175   M.6.
                                                                                 ----------------------------------------

-------------------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:   BANK ONE, COLUMBUS, NA                                        Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:               100 East Broad Street                                                                               Page RC-8
City, State   Zip:     Columbus, OH  43271-1066
FDIC Certificate No.:  06559

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                     -------
                                                                                                                       C420
                                                                                                   -------------------------
                                                                       Dollar Amounts in Thousands              Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
ASSETS
1. U.S. Treasury securities in domestic offices ...............................................    RCON 3531               0   1.
2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-
  backed securities) ..........................................................................    RCON 3532               0   2.
3. Securities issued by states and political subdivisions in the U.S. in domestic offices  ....    RCON 3533               0   3.
4. Mortgage-backed securities (MBS) in domestic offices:
  a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA .....................    RCON 3534               0   4.a.
  b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
     (include CMOs, REMICs, and stripped MBS) .................................................    RCON 3535               0   4.b.
c. All other mortgage-backed securities .......................................................    RCON 3536               0   4.c.
5. Other debt securities in domestic offices ..................................................    RCON 3537               0   5.
6. Certificates of deposit in domestic offices ................................................    RCON 3538               0   6.
7. Commercial paper in domestic offices .......................................................    RCON 3539               0   7.
8. Bankers acceptances in domestic offices ....................................................    RCON 3540               0   8.
9. Other trading assets in domestic offices .........................................,.........    RCON 3541               0   9.
10. Trading assets in foreign offices .........................................................    RCFN 3542               0  10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
  a. In domestic offices ......................................................................    RCON 3543               0  11.a.
  b. In foreign offices .......................................................................    RCFN 3544               0  11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) .........    RCFD 3545               0  12.
                                                                                                   --------------------------


                                                                                                   --------------------------
LIABILITIES                                                                                                      Bil Mil Thou
                                                                                                   --------------------------
13. Liability for short positions ..............................................................   RCFD 3546               0   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
    contracts ..................................................................................   RCFD 3547               0   14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) .....   RCFD 3548               0   15.
                                                                                                   --------------------------

Legal Title of. Bank:  BANK ONE. COLUMBUS, NA                                       Call Date:  12/31/96  ST-BK  39-1580  FFIEC 031
Address:               100 East Broad Street                                                                              Page RC-9
City, State   Zip:     Columbus, OH  43271-1066
FDIC Certificate No.:  06559

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                   --------
                                                                                                                     C425
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          Nontransaction
                                                                       Transaction  Accounts                 Accounts
                                                          ------------------------------------------------------------------
                                                                   (Column A)          (Column B)           (Column C)
                                                             Total transaction        Memo: Total              Total
                                                            accounts (including)    demand deposits        nontransaction
                                                               total demand           (included in             accounts
                                                                deposits)               column A)         (including MMDAs)
                                                          -------------------------------------------------------------------
                            Dollar Amounts in Thousands   RCON  Bil Mil Thou      RCON  Bil Mil Thou     RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations ..........   2201     1,182,321      2240     1,116,571     2346     2,740,254   1.
2. U.S. Government ......................................   2202         7,431      2280         7,431     2520             0   2.

3. States and political subdivisions in the U.S. ........   2203        55,632      2290        53,068     2530        30,482   3.
4. Commercial banks in the U.S. .........................   2206       486,527      2310       486,527     2550        15,721   4.
5. 0ther depository institutions in the U.S. ............   2207        11,223      2312        11,223     2349             0   5.

6. Banks in foreign countries ...........................   2213        11,507      2320        11,507     2236             0   6.
7. Foreign governments and official institutions
   including foreign central banks) ....................    2216             0      2300             0     2377             0   7.
8. Certified and official checks ........................   2330        19,124      2330        19,124                          8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a) ...........................................   2215     1,773,765      2210     1,705,451     2385     2,786,457   9.
                                                          -------------------------------------------------------------------

Memoranda

                                                                                                     ------------------
                                                                      Dollar Amounts in Thousands    RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of  item 9, columns A and C):
 a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .........................     6835    227,960   M.1.a.
 b. Total brokered deposits .....................................................................     2365      3,283   M.1.b.
 c. Fully insured brokered deposits (included in Memorandum item 1.b above):
     (1) Issued in denominations of less than $100,000 ...........................................    2343        227   M.1.c.(1)
     (2) Issued either in denominations of $100,000 or in denominations greater than
         $100,000 and participated out by the broker in shares of $100,000 or less................    2344      2,350   M.1.c.(2)
 d. Maturity data for brokered deposits:
    (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item  1.c.(1) above) ...............   A243        221   M.1.d.(1)
    (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above) ....................   A244        906   M.1.d.(2)

 e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
  reported in item 3 above which are secured or collateralized as required under state law)........   5590     84,231   M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
 a. Savings deposits:
     (1)  Money  market  deposit  accounts  (MMDAs)  ...............................................  6810  1,307,301   M.2.a.(1)
     (2)  0ther savings deposits (excludes MMDAs) ..................................................  0352    459,528   M.2.a.(2)

 b. Total time deposits of less than $100,000 ......................................................  6648    915,613   M.2.b.

 c. Time certificates of deposit of $100,000 or more ...............................................  6645    104,015   M.2.c.
 d. Open-account time deposits of $100,000 or more .................................................  6646          0   M.2.d.
3. All NOW accounts (included in column A above) ...................................................  2398     68,314   M.3.
                                                                                                     ------------------
4. Not applicable


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:                  100 East Broad Street                                                                 Page RC-10
City, State   Zip:        Columbus, OH  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)


                                                                      Dollar Amounts in Thousands    RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of
Memorandum items 5.a. (1) through 5.b. (3) must equal Memorandum item 2.b above): (1)
a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:

   (1) Three months or less ...................................................................   A225       178,380     M.5.a.(1)
   (2) Over three months through 12 months ....................................................   A226       261,205     M.5.a.(2)
   (3) Over one year ..........................................................................   A227       476,028     M.5.a.(3)

b. Floating rate time deposits of less than $100,000 with a repricing frequency of:
   (1) Quarterly or more frequently ...........................................................   A228             0     M.5.b.(1)
   (2) Annually or more frequently, but less frequently than quarterly ........................   A229             0     M.5.b.(2)
   (3) Less frequently than annually ..........................................................   A230             0     M.5.b.(3)

c. Floating rate time deposits of less than $100,000 with a remaining maturity of
   one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above) ..............   A231             0     M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more)
(sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):(1)

a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:
   (1) Three months or less ...................................................................   A232        47,124     M.6.a.(1)
   (2) Over three months through 12 months ....................................................   A233        29,285     M.6.a.(2)
   (3) Over one year through five years .......................................................   A234        11,405     M.6.a.(3)
   (4) Over five years .......................................................................    A235        16,201     M.6.a.(4)

b. Floating rate time deposits of $100,000 or more with a repricing frequency of:
   (1) Quarterly or more frequently ...........................................................   A236             0     M.6.b.(1)
   (2) Annually or more frequently, but less frequently than quarterly ........................   A237             0     M.6.b.(2)
   (3) Every five years or more frequently, but less frequently than annually .................   A238             0     M.6.b.(3)
   (4) Less frequently than every five years ................................ .................   A239             0     M.6.b.(4)
c. Floating rate time deposits of $100,000 or more with a remaining maturity of
   one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) ..............   A240             0     M.6.c.
                                                                                                -----------------------
------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                                                   20


 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                               Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031

 Address:                        100 East Broad Street                                                           Page RC-11
 City, State   Zip:              Columbus, OH  43271-1066
 FDIC Certificate No.: 06559

 SCHEDULE RC-E--CONTINUED

 PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
 AGREEMENT SUBSIDIARIES AND IBFs)


                                                                                                       ---------------------
                                                                         Dollar Amounts in Thousands   RCFN     Bil Mil Thou
----------------------------------------------------------------------------------------------------   ------   ------------

 Deposits of:
 l. Individuals, partnerships, and corporations ....................................................    2621         614,277   1.
 2. U.S. banks (including IBFs and foreign branches of U.S. banks) .................................    2623         529,633   2.
 3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ....    2625               0   3.
 4. Foreign governments and official institutions (including foreign central banks) ................    2650               0   4.
 5. Certified and official checks ..................................................................    2330               0   5.
 6. All other deposits .............................................................................    2668               0   6.
 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ...........................    2200       1,143,910   7.
                                                                                                     -------------------------

Memorandum

                                                                                                       ---------------------
                                                                         Dollar Amounts in Thousands   RCFN     Bil Mil Thou
----------------------------------------------------------------------------------------------------   ------   ------------

 1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)     A245               0   M.1.
                                                                                                     -------------------------

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                --------------
                                                                                                                     C430
                                                                                                      ------------------------
                                                                         Dollar Amounts in Thousands              Bil Mil Thou
----------------------------------------------------------------------------------------------------  ---------   ------------

 1. Income earned, not collected on loans ..........................................................  RCFD 2164        64,750   1.
 2. Net deferred tax assets(1) .....................................................................  RCFD 2148             0   2.
 3. Excess residential mortgage servicing fees receivable ..........................................  RCFD 5371             0   3.
 4. Other (itemize and describe amounts that exceed 25% of this item) ..............................  RCFD 2168       385,703   4.
    a.  TEXT 3549   Cash Surrender Value - COLI                              RCFD 3549       137,741                            4.a.
    b.  TEXT 3550                                                            RCFD 3550                                          4.b.
    c.  TEXT 3551                                                            RCFD 3551                                          4.c.

 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) .............................  RCFD 2160       450,453   5.
                                                                                                      -----------------------

Memorandum

                                                                                                      ------------------------
                                                                         Dollar Amounts in Thousands              Bil Mil Thou
----------------------------------------------------------------------------------------------------  ---------   ------------
1. Deferred tax assets disallowed for regulatory capital purposes ..................................  RCFD 5610             0   M.1.
                                                                                                      -----------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                --------------
                                                                                                                     C435
                                                                                                      ------------------------
                                                                         Dollar Amounts in Thousands              Bil Mil Thou
----------------------------------------------------------------------------------------------------  ---------   ------------

 1. a. Interest accrued and unpaid on deposits in domestic offices(2) ..............................  RCON 3645        22,566   1.a.
    b. Other expenses accrued and unpaid (includes accrued income taxes payable) ...................  RCFD 3646        20,007   1.b.
 2. Net deferred tax liabilities(1) ................................................................  RCFD 3049       101,585   2.
 3. Minority interest in consolidated subsidiaries .................................................  RCFD 3000             0   3.
 4. 0ther (itemize and describe amounts that exceed 25% of this item) ..............................  RCFD 2938        24,276   4.
    a.   TEXT 3552   Deferred Fees Received on Swaps                         RCFD 3552        21,241                            4.a.
    b.   TEXT 3553                                                           RCFD 3553                                          4.b.
    c.   TEXT 3554                                                           RCFD 3554                                          4.c.
 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)  ............................  RCFD 2930       168,434   5.

---------------
1.  See discussion of deferred income taxes in Glossary entry on "income taxes."
2.  For savings banks, include "dividends" accrued and unpaid on deposits.
                                                                  21


 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                               Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031

 Address:                        100 East Broad Street                                                            Page RC-1
 City, State   Zip:              Columbus, OH  43271-1066
 FDIC Certificate No.: 06559

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                ------------
                                                                                                                   C440
                                                                                                      ----------------------
                                                                                                           Domestic Offices
                                                                                                      ----------------------
                                                                         Dollar Amounts in Thousands  RCON      Bil Mil Thou
----------------------------------------------------------------------------------------------------  -------   ------------

 1. Customers' liability to this bank on acceptances outstanding ...................................     2155          5,730   1.
 2. Bank's liability on acceptances executed and outstanding .......................................     2920          5,730   2.
 3. Federal funds sold and securities purchased under agreements to resell .........................     1350        340,096   3.
 4. Federal funds purchased and securities sold under  agreements to  repurchase ...................     2800      2,063,655   4.
 5. Other borrowed money ...........................................................................     3190      1,745,311   5.
    EITHER
 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................     2163            N/A   6.
    OR
 7. Net due to own foreign offices, Edge and Agreement  subsidiaries, and  IBFs ....................     2941      1,141,708   7.
 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
    IBFs)  .........................................................................................     2192     10,671,759   8.
 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
    IBFs)  .........................................................................................     3129      8,854,642   9.
                                                                                                      ------------------------

ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

                                                                                                    ----------------------
                                                                                                      RCON    Bil Mil Thou
--------------------------------------------------------------------------------------------------  -------   ------------

10. U.S. Treasury securities .....................................................................    1779        354,164   10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed
    securities) ..................................................................................    1785         87,318   11.
12. Securities issued by states and political subdivisions in the U.S. ...........................    1786         33,360   12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................    1787        153,083   13.a.(1)
         (2) Other pass-through securities .......................................................    1869          6,196   13.a.(2)
    b. 0ther mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
         (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ........................................    1877         16,602   13.b.(1)
         (2) All other mortgage-backed securities ................................................    2253              0   13.b.(2)
14. Other domestic debt securities ...............................................................    3159            459   14.
15. Foreign debt securities ......................................................................    3160              0   15.
16. Equity securities:
    a. Investments in mutual funds ...............................................................    3161              0   16.a.
    b. Other equity securities with readily determinable fair values .............................    3162              0   16.b.
    c. All other equity securities ...............................................................    3169          3,843   16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) ........    3170        655,025   17.
                                                                                                    ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                    ----------------------
                                                                       Dollar Amounts in Thousands  RCON      Bil Mil Thou
--------------------------------------------------------------------------------------------------  -------   ------------
    EITHER
 1. Net due from the IBF of the domestic offices of the reporting bank ...........................    3051            N/A   M.1.
   OR
 2. Net due to the IBF of the domestic offices of the reporting bank .............................    3059            N/A   M.2.
                                                                                                    ----------------------


 Legal Title of Bank:   BANK ONE, COLUMBUS, NA                              Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
 Address:               100 East Broad Street                                                                    Page RC-13
 City, State   Zip:     Columbus, OH  43271-1066
 FDIC Certificate No.:  06559

 SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
 To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                  ----------
                                                                                                                      C445
                                                                                                       ---------------------
                                                                         Dollar Amounts in Thousands    RCFN    Bil Mil Thou
----------------------------------------------------------------------------------------------------   ---------------------

 1. Total  IBF assets of the consolidated bank (component of Schedule RC, item 12) .................    2133             N/A   1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
    item 12, column A) ................................. .. ........................................    2076             N/A   2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
    column A) ......................................................................................    2077             N/A   3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ......................................    2898             N/A   4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3) ......................... ... .. .......................................    2379             N/A   5.
 6. 0ther IBF deposit liabilities (component  of Schedule RC-E, part II, items 1, 4, 5, and 6) .....    2381             N/A   6.
                                                                                                     -------------------------


 SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                               ---------
                                                                                                                  C445
                                                                                                 -----------------------
                                                                   Dollar Amounts in Thousands              Bil Mil Thou
----------------------------------------------------------------------------------------------   -----------------------
 ASSETS

 1. Interest-bearing balances due from depository institutions ...............................   RCFD 3381         1,449     1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) .......   RCFD 3382       462,100     2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ....................   RCFD 3383         2,829     3.

 4. a. Other debt securities(2) ..............................................................   RCFD 3647         6,223     4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock)..   RCFD 3648         3,844     4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs ..............   RCFD 3365       227,861     5.
 6.  Loans:
     a. Loans in domestic offices:
         (1) Total loans .....................................................................   RCON 3360     6,947,912    6.a.(1)
         (2) Loans secured by real estate ....................................................   RCON 3385     1,334,155    6.a.(2)
         (3) Loans to finance agricultural production and other loans to farmers .............   RCON 3386        12,435    6.a.(3)
         (4) Commercial and industrial loans .................................................   RCON 3387       903,137    6.a.(4)
         (5) Loans to individuals for household,  family, and  o her  personal expenditures...   RCON 3388     4,463,369    6.a.(5)
     b.  Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ...........   RCFN 3360             0    6.b.
 7.  Trading assets ..........................................................................   RCFD 3401             0    7.
 8.  Lease financing receivables (net of unearned income) ....................................   RCFD 3484     1,112,431    8.
 9.  Total assets(4) ..................-,.......,.............................................   RCFD 3368     9,803,098    9.
 LIABILITIES
 10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
     and telephone and preauthorized transfer accounts) (exclude demand deposits) ............   RCON 3485        55,729   10.
 11. Nontransaction accounts in domestic offices:
     a. Money  market  deposit  accounts  (MMDAs)  ...........................................   RCON 3486     1,307,151   11.a.
     b. Other savings deposits ...............................................................   RCON 3487       765,006   11.b.
     c. Time certificates of deposit of $100,000 or more .....................................   RCON 3345       228,172   11.c.
     d. All other time deposits ..............................................................   RCON 3469       910,855   11.d.
 12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .   RCFN 3404       785,357   12.
 13. Federal funds purchased and securities sold under agreements to repurchase in domestic
     offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............   RCFD 3353     2,060,984   13.
 14. Other borrowed money ....................................................................   RCFD 3355     1,276,976   14.
                                                                                               ---------------------------

------------------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
 Address:              100 East Broad Street                                                                             Page RC-14
 City, State   Zip:    Columbus, OH  43271-1066
 FDIC Certificate No.: 06559

 SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

 Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                ---------
                                                                                                                   C460
                                                                                                      -------------------
                                                                        Dollar Amounts in Thousands    RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------   -------------------
 1.  Unused commitments:
     a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
        lines......................................................................................    3814     345,337      1.a.
     b. Credit card lines  ........................................................................    3815  18,605,259      1.b.
     c. Commercial real estate, construction, and land development:
        (1) Commitments to fund loans secured by real estate ......................................    3616      87,135      1.c.(1)
        (2) Commitments to fund loans not secured by real estate ..................................    6550      20,573      1.c.(2)
     d. Securities underwriting ...................................................................    3617           0      1.d.
     e. Other unused commitments ..................................................................    3818   2,095,009      1.e.
 2.  Financial standby letters of credit and foreign office guarantees ............................    3819     511,988      2.
     a. Amount of financial standby letters of credit conveyed to others      RCFD 3820     173,376                          2.a.
 3.  Performance standby letters of credit and foreign office guarantees ..........................    3821     112,524      3.
     a. Amount of performance standby letters of credit conveyed to others    RCFD 3822      42,516                          3.a.
 4.  Commercial and similar letters of credit .....................................................    3411      47,722      4.
 5.  Participations in acceptances (as described in the instructions) conveyed to others by the
     reporting bank ...............................................................................    3428           0      5.
 6.  Participations in acceptances (as described in the instructions) acquired by the reporting
     (nonaccepting) bank ..........................................................................    3429           0      6.
 7.  Securities borrowed ..........................................................................    3432           0      7.
 8.  Securities lent (including customers' securities lent where the customer is indemnified
     against loss by the reporting bank) ..........................................................    3433           0      8.
 9.  Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for
     Call Report purposes:
     a.  FNMA and FHLMC residential mortgage loan pools:
         (1) Outstanding principal balance of mortgages transferred as of the report date .........    3650           0      9.a.(1)
         (2) Amount of recourse exposure on these mortgages as of the report date .................    3651           0      9.a.(2)
     b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
         (1) Outstanding principal balance of mortgages transferred as of the report date .........    3652           0      9.b.(1)
         (2) Amount of recourse exposure on these mortgages as of the report date .................    3653           0      9.b.(2)
     c.  Farmer Mac agricultural mortgage loan pools.
         (1) Outstanding principal balance of mortgages transferred as of the report date .........    3654           0      9.c.(1)
         (2) Amount of recourse exposure on these mortgages as of the report date .................    3555           0      9.c.(2)
     d.  Small business obligations transferred with recourse under Section 208 of the
         Riegle Community Development and Regulatory Improvement Act of 1994:
         (1) Outstanding principal balance of small business obligations transferred
             as of the report date ................................................................    A249           0      9.d.(1)
         (2) Amount of retained recourse on these obligations as of the report date ...............    A250           0      9.d.(2)
10.  When-issued securities:
     a.  Gross commitments to purchase ............................................................    3434           0     10.a.
     b.  Gross commitments to sell ................................................................    3435           0     10.b.
11.  Spot foreign exchange contracts ..............................................................    8765      10,493     11.
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
     capital") ....................................................................................    3430           0     12.

    a.   TEXT 3555                                                            RCFD 3555                                     12.a.

    b.   TEXT 3556                                                            RCFD 3556                                     12.b.

    c.   TEXT 3557                                                            RCFD 3557                                     12.c.

    d.   TEXT 3558                                                            RCFD 3558                                     12.d.

Legal Title of Bank:    BANK ONE, COLUMBUS, NA                      Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                            Page RC-15
City, State   Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-L--CONTINUED

                                                                       Dollar Amounts in Thousands    RCFD     Bil Mil Thou
---------------------------------------------------------------------------------------------------  -------  --------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, Item 28, "Total equity capital")     5591       141,011     13.
       -----------
    a.  TEXT 5592                                                              RCFD 5592                                      13 a.
       ---------------------------------------------------------------------
    b.  TEXT 5593                                                              RCFD 5593                                      13.b.
       ---------------------------------------------------------------------
    c.  TEXT 5594                                                              RCFD 5594                                      13.c.
       ---------------------------------------------------------------------
    d.  TEXT 5595                                                              RCFD 5595                                      13.d.
       --------------------------------------------------------------------------------------------------------------------


                                                                                                               -----------
                                                                                                                      61
                                             -----------------------------------------------------------------------------
                                                (Column A)         (Column B)           (Column C)           (Column D)
             Dollar Amounts in Thousands      Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
------------------------------------------      Contracts          Contracts            Contracts        Other Contracts
       Off-balance Sheet Derivatives        -----------------   -----------------   -----------------   -----------------
             Position Indicators            Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
------------------------------------------  -----------------   -----------------   -----------------   -----------------
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):
                                            -----------------   -----------------   -----------------   -----------------
    a. Futures contracts .................                  0                   0                   0                   0   14.a.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8693           RCFD 8694           RCFD  8695          RCFD 8696
                                            -----------------   -----------------   -----------------   -----------------
    b. Forward contracts .................          1,400,000              45,511                   0                   0   14.b.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8697           RCFD 8698           RCFD  8699          RCFD 8700
                                            -----------------   -----------------   -----------------   -----------------
    c. Exchange-traded option contracts:
                                            -----------------   -----------------   -----------------   -----------------
    (1) Written options ..................                  0                   0                   0                   0   14.c.(1)
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8701           RCFD 8702           RCFD 8703           RCFD 8704
                                            -----------------   -----------------   -----------------   -----------------
    (2) Purchased options ................                  0                   0                   0                   0   14.c.(2)
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8705           RCFD 8706           RCFD 8707           RCFD 8708
                                            -----------------   -----------------   -----------------   -----------------
    d. Over-the-counter option contracts:
                                            -----------------   -----------------   -----------------   -----------------
    (1) Written options ..................            755,397                   0                   0                   0   14.d.(1)
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8709           RCFD 8710           RCFD 8711           RCFD 8712
                                            -----------------   -----------------   -----------------   -----------------
    (2) Purchased options ................            930,397                   0                   0                   0   14.d.(2)
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8713           RCFD 8714           RCFD 8715           RCFD 8716
                                            -----------------   -----------------   -----------------   -----------------
    e. Swaps .............................         17,113,573                   0                   0                   0   14.e.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 3450           RCFD 3826           RCFD 8719           RCFD 8720
                                            -----------------   -----------------   -----------------   -----------------
15. Total gross notional amount of
    derivative contracts held for trading.            400,000                   0                   0                   0   15.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD A126           RCFD A127           RCFD 8723           RCFD 8724
                                            -----------------   -----------------   -----------------   -----------------

16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
                                            -----------------   -----------------   -----------------   -----------------
    a. Contracts marked to market ........            174,737              45,511                   0                   0   16.a.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8725           RCFD 8726           RCFD 8727           RCFD 8728
                                            -----------------   -----------------   -----------------   -----------------
    b. Contracts not marked to market ....         19,624,630                   0                   0                   0   16.b.
                                            -----------------   -----------------   -----------------   -----------------
                                                RCFD 8729           RCFD 8730           RCFD 6731           RCFD 8732
                                            -----------------   -----------------   -----------------   -----------------


Legal Title of Bank:    BANK ONE, COLUMBUS, NA                      Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:                100 East Broad Street                                                            Page RC-16
City, State   Zip:      Columbus, OH  43271-1066
FDIC Certificate No.:   06559

SCHEDULE RC-L--CONTINUED



                                                                                                              -----------
                                                                                                                     61
                                            -----------------------------------------------------------------------------
                                               (Column A)         (Column B)           (Column C)           (Column D)
             Dollar Amounts in Thousands     Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
----------------------------------------       Contracts          Contracts            Contracts        Other Contracts
    Off-balance Sheet Derivatives          -----------------   -----------------   -----------------   -----------------
          Position Indicators              RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
----------------------------------------   -----------------   -----------------   -----------------   -----------------
17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value ..................   8733      400,000   8734            0   8735            0   8736            0   17.a.(1)
       (2) Gross negative
           fair value ..................   8737            0   8738            0   8739            0   8740            0   17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
     (1) Gross positive
         fair value ....................   8741          817   8742          884   8743            0   8744            0   17.b.(1)
     (2) Gross negative
         fair value ....................   8745        1,586   8746          792   8747            0   8748            0   17.b.(2)
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value ..................   8749       50,923   8750            0   8751            0   8752            0   17.c.(1)
       (2) Gross negative
           fair value ..................   8753       48,262   8754            0   8755            0   8756            0   17.c.(2)
                                           -----------------------------------------------------------------------------



Memoranda                                                                Dollar Amounts in Thousands   RCFD  Bil Mil Thou
----------------------------------------------------------------------------------------------------   -----------------
 1.-2. Not applicable
 3. Unused commitments with an original maturity exceeding one year that are reported in
    Schedule RC-L, items l.a through l.e, above (report only the unused portions of commitments
    that are fee paid or otherwise legally binding) ...............................................    3833    1,532,774   M.3.
    a. Participations in commitments with an original maturity
       exceeding one year conveyed to others .............................   RCFD 3834      229,509                        M.3.4.
 4. To be completed only by banks with $1 billion or more in total assets:
    Standby letters of credit and foreign office guarantees (both financial and performance) issued
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............    3377          732   M.4.
 5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles (to be completed for the
       September report only) .....................................................................    2741          N/A   M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) .................................    2742    3,351,121   M.5.b.
    c. All other consumer installment credit (including mobile home loans) (to be completed for
       the September report only) .................................................................    2743          N/A   M.5.c.
                                                                                                       -----------------

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                        Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                              Page RC-17
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-M--MEMORANDA

                                                                                                              ---------
                                                                                                                  C465
                                                                                                     ------------------
                                                                      Dollar Amounts in Thousands    RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------   ----  -------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests ....................................................  6164     258,466  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number
                                                                             ----------------------
      of total capital as defined for this purpose it. agency regulations.   RCFD 6165            3                     1.b.
                                                                             ----------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................  3405             0  2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract .....................................................  5500           0  4.a.
   b. Mortgages serviced under a FHLMC contract:
     (1) Serviced with recourse to servicer.........................................................  5501           0  4.b.(1)
     (2) Serviced without recourse to servicer .....................................................  5502           0  4.b.(2)
   c. Mortgages serviced under a FNMA contract:
     (1) Serviced under a regular option contract ..................................................  5503           0  4.c.(1)
     (2) Serviced under a special option contract ..................................................  5504           0  4.c.(2)
   d. Mortgages serviced under other servicing contracts ...........................................  5505           0  4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):

   a. U.S. addressees (domicile) ...................................................................  2103       5,730  5.a.
   b. Non-U.S. addressees (domicile) ...............................................................  2104           0  5.b.
6. Intangible assets:
   a. Mortgage servicing rights ....................................................................  3164           0  6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships ......................................................  5506      20,100  6.b.(1)
      (2) All other identifiable intangible assets .................................................  5507       2,327  6.b.(2)
   c. Goodwill .....................................................................................  3163      11,684  6.c.

   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) .......................  2143      34,111  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or
      are otherwise qualifying for regulatory capital purposes ...................................... 6442           0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt .................................................................................  3295           0  7.
                                                                                                     ------------------

-----
1.  Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                             Page RC-17
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-M--CONTINUED
                                                                                               -----------------------
                                                          Dollar Amounts in Thousands                    Bil Mil Thou
--------------------------------------------------------------------------------------------   -----------------------
8.  a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures .........................   RCFD 5372            0   8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices .......................   RCON 5508            0   8.a.(2)(a)
           (b) Farmland in domestic offices ................................................   RCON 5509            0   8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices .......................   RCON 5510          272   8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices ..........   RCON 5511            0   8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices .......................   RCON 5512        6,271   8.a.(2)(e)
           (f) In foreign offices ..........................................................   RCFN 5513            0   8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ......    RCFD 2150        6,543   8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures .........................   RCFD 5374            0   8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ...   RCFD 5375        2,436   8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) .......   RCFD 2130        2,436   8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................   RCFD 5376       47,831   8.c.
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus" ...............................   RCFD 3778            0   9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds ..................................................................   RCON 6441       12,613   10.a.
    b. Equity securities funds .............................................................   RCON 8427       11,817   10.b.
    c. Debt securities funds ...............................................................   RCON 8428        3,814   10.c.
    d. 0ther mutual funds ..................................................................   RCON 8429            0   10.d.
    e. Annuities ...........................................................................   RCON 8430       42,625   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above) .................,,....,...,.............................................   RCON 8784       27,619   10.f.
                                                                                               -----------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ---------------------
  Memorandum                                                     Dollar Amounts in Thousands   RCFD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1.  Interbank holdings of capital instruments (to be completed for the December report only):
    a. Reciprocal holdings of banking organizations' capital instruments ...................   3836             0   M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments ................   3837             0   M.1.b.
                                                                                             ---------------------

                                                                     28

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                   Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
                                                                                                                     Page RC-19
 Address:              100 East Broad Street
 City, State   Zip:    Columbus, OH  43271-1066
 FDIC Certificate No.: 06559

 Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
                     and Other Assets


  The FFIEC regards the information reported in                                                                      C470    < -
 all of Memorandum item 1, in items 1 through 10,         ---------------------------------------------------------------
 column A, and in Memorandum items 2 through 4,                   (Column A)       (Column B)           (Column C)
 column A, as confidential.                                        Past due        Past due 90          Nonaccrual
                                                                30 through 89      days or more
                                                                days and still      and still
                                                                   accruing         accruing
                                                          ---------------------------------------------------------------
                              Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile) ................        1245                 1246         4,589   1247        11,931    1.a.
   b. To non-U.S. addressees (domicile) ............        1248                 1249             0   1250             0    1.b.
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions .................................        5377                 5378             0   5379             0    2.a.
   b. To foreign banks ............................         5380                 5381             0   5382             0    2.b.

3.  Loans to finance agricultural production and
    other loans to farmers ..........................       1594                 1597             0   1563            42    3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) ................       1251                 1252        11,185   1253         4,651    4.a.
    b. To non-U.S. addressees (domicile) ............       1254                 1255             0   1256             0    4.b.
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans ...............        5383                 5384        89,969   5385             0    5.a.
   b. Other (includes single payment, installment,
      and all student loans) .......................        5386                 5387         9,147   5388         3,910    5.b.
6. Loans to foreign governments and official
   institutions ....................,................       5389                 5390             0   5391             0    6.
7. All other loans .................................        5459                 5460           280   5461            66    7.
8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ................       1257                 1258             0   1259         2,384    8.a.
    b. Of non-U.S. addressees (domicile) ............       1271                 1272             0   1791             0    8.b.
9.  Debt securities and other assets (exclude other
    real estate owned and other repossessed assets) .       3505                 3506             0   3507             0    9.


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and eases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 6.

                                                        ------------------------------------------------------------
                                                        RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government ...............   5612                 5613         5,277   5614         1,023   10.
    a. Guaranteed portion of loans and leases
       included in item 10 above ....................  5615                 5616         5,277   5617           602   10.a.

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                   Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
                                                                                                                     Page RC-21
 Address:              100 East Broad Street
 City, State Zip:      Columbus, OH  43271-1066
 FDIC Certificate No.: 06559

 SCHEDULE RC-N--CONTINUED

                                                                                                                   C473   < -
                                                          ----------------------------------------------------------------
                                                            (Column A)            (Column  B)          (Column C)
                                                              Past due            Past due 90          Nonaccrual
                                                           30 through 89         days or more
                                                          days and still          and still
 Memoranda                                                   accruing              accruing
                                                          ---------------------------------------------------------------
                            Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
  1. Restructured loans and leases included in
     Schedule RC-N, items 1 through 8, above (and not
     reported in Schedule RC-C, part I, Memorandum
     item 2) ........................................     1658                 1659             0   1661             0   M.1.
  2. Loans to finance commercial real estate,
     construction, and land development activities
     (not secured by real estate) included in
     Schedule RC-N, items 4 and 7, above ............     6558                 6559           185   6560             0   M.2.
                                                          ---------------------------------------------------------------
                                                          RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
  3. Loans secured by real estate in domestic offices     ---------------------------------------------------------------
    (included in Schedule RC-N, item 1, above):
    a. Construction and land development ............     2759                 2769         1,447   3492         2,407   M.3.a.
    b. Secured by farmland ..........................     3493                 3494             0   3495             0   M.3.b.
    c. Secured by 1-4 family residential properties:
        (1) Revolving, open-end loans secured by
            1-4 family residential properties and
            extended under lines of credit ..........     5398                 5399         1,183   5400             0   M.3.c.(1)
        (2) All other loans secured by 1-4 family
            residential properties ..................     5401                 5402         1,662   5403         6,183   M.3.c.(2)

    d. Secured by multifamily (5 or more) residential
       properties .............................           3499                 3500            69   3501             0   M.3.d.
    e. Secured by nonfarm nonresidential properties .     3502                 3503           228   3504         3,341   M.3.e.
                                                          ---------------------------------------------------------------


                                                          -----------------------------------------
                                                              (Column A)          (Column B)
                                                             Past due 30          Past due 90
                                                            through 89 days        days or more
                                                          -----------------------------------------
                                                           RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                          -----------------------------------------
 4. Interest rate, foreign exchange rate, and other
    commodity and equity contracts:
    a. Book value of amounts carried as assets ......      3522                 3528             0   M.4.a.
    b. Replacement cost of contracts with a
       positive replacement cost ....................      3529                 3530             0   M.4.b.

                                       30

 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                               Call Date   12/31/96  ST-BK  39-1580  FFIEC 031
 Address:              100 East Broad Street                                                                Page RC-21
 City, State   Zip:    Columbus, OH  43271-1066
 FDIC Certificate No : 06559

 SCHEDULE RC-0--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                    ---------------------
                                                                                                                C475
                                                                                                    ---------------------
                                                                      Dollar Amounts in Thousands   RCON     Bil Mil Thou
-------------------------------------------------------------------------------------------------   ------   ------------

 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits ....................................................    0030             0    1.a.
        OR
    b.  Separate amount of unposted debits:
        (1) Actual amount of unposted debits to demand deposits .................................    0031           N/A    1.b.(1)
        (2) Actual amount of unposted debits to time and savings deposits(1) ....................    0032           N/A    1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits ....................................................    3510             0    2.a.
        OR
    b. Separate amount of unposted credits:
        (1) Actual amount of unposted credits to demand deposits ................................    3512           N/A    2.b.(1)
        (2) Actual amount of unposted credits to time and savings deposits(1) ...................    3514           N/A    2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits in domestic offices) ............ ..................................................    3520             0    3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
    Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries ............................................     2211        14,576    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ...............................     2351        10,319    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................      5514             0    4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) ................     2229             0    5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ...     2383             0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches
        (included in Schedule RC-G, item 1.b) ..................................................     5515             0    5.c.
                                                                                                    ---------------------

                                                                                                    ---------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the
 Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
        column B) ..............................................................................     2314             0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
       item 4 or 5, column A or C, but not column B) ...........................................     2315             0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums ....................................................................     5516             0    7.a.
    b. Unamortized discounts ...................................................................     5517             0    7.b.
----------------------------------------------------------------------------------------------------------------------------------
 8. To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of
    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) ...     5518           N/A    8.
----------------------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts ..............................................................     5596                  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ..............................................................     8432             0    10.
                                                                                                    ---------------------


---------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


 Legal Title of Bank:  BANK ONE, COLUMBUS, NA                               Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
 Address:              100 East Broad Street                                                             Page RC-21
 City, State   Zip:    Columbus, OH  43271-1066
 FDIC Certificate No : 06559

 SCHEDULE RC-0--CONTINUED

                                                                                                    ---------------------
                                                                      Dollar Amounts in Thousands   RCON     Bil Mil Thou
-------------------------------------------------------------------------------------------------   ------   ------------

11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis
        rather than a gross basis in Schedule RC-E .............................................     8785             0   11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were
        reported on a gross basis rather than a net basis in Schedule RC-E .....................    A181             0   11.c.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings associations
        in Schedule RC-E .......................................................................     A182             0   11.e.
                                                                                                    ---------------------

 Memoranda (to be completed each quarter except as noted)

                                                                                                    ---------------------
                                                                      Dollar Amounts in Thousands   RCON     Bil Mil Thou
-------------------------------------------------------------------------------------------------   ------   ------------

 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
    1.b.(1) must equal Schedule RC, item  13.a):
    a. Deposit accounts of $100,000 or less:
        (1) Amount of deposit accounts of $100,000 or less .....................................     2702     2,409,318   M.1.a.(1)
        (2) Number of deposit accounts of $100,000 or less (to be                       Number
            completed for the June report only) ................   RCON 3779                N/A                           M.1.a.(2)
    b. Deposit accounts of more than $100,000:
        (1) Amount of deposit accounts of more than $100,000 ...................................     2710     2,150,904   M.1.b.(1)
                                                                                         Number
        (2) Number of deposit accounts of more than $100,000 ...   RCON 2772              4,001
  2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a method or
        procedure for determining a bearer estimate of uninsured deposits than the                            YES      NO
        estimate described above ................................................................    6861              X  M.2.a
                                                                                                      RCON     Bil Mil Thou
    b. If the box marked YES has been checked, report the estimate of uninsured deposits             ------   -------------
        determined by using your bank's method or procedure .....................................    5597           N/A   M.2.b.
                                                                                                    ---------------------
-------------------------------------------------------------------------------------------------------------------------
 Person to whom questions about the Reports of Condition and Income should be directed:                          C477

 John J. Dible, Sr. Regulatory Analyst                                (614) 248-8592
------------------------------------------------------------------    ----------------------------------------------------
 Name and Title (TEXT 8901)                                           Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                        Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                              Page RC-23
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.  06559

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                                   -------
                                                                                                                     C480   < -
1. Test for determining the extent to which Schedule RC-R must be completed.  To be                         --------------
   completed only by banks with total assets of less than $1 billion.  Indicate in the                        YES     NO
   appropriate box at the right whether the bank has total capital greater than or         -------------------------------
   equal to eight percent of adjusted total assets ......................................    RCFD 6056                      1.
                                                                                           -------------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government
   Agency obligations and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

-------------------------------------------------------------------
  NOTE:  All banks are required to complete items 2 and 3 below.              --------------------------------------------
         See optional worksheet for items 3.a through 3.f.                          (Column A)             (Column B)
-------------------------------------------------------------------               Subordinated Debt(1)        Other
                                                 Dollar Amounts in Thousands       and Intermediate       Limited-Life
----------------------------------------------------------------------------     Term Preferred Stock  Capital Instruments
2. Subordinated debt(1) and other limited life capital instruments (original  ----------------------   -------------------
   weighted average maturity of at least five years) with a remaining             RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
   maturity of:                                                               ----------------------   -------------------
   a. One year or less .... ................................................      3780             0   3786             0   2.a.
   b. Over one year through two years ......................................      3781             0   3787             0   2.b.
   c. Over two years through three years ...................................      3782             0   3788             0   2.c.
   d. Over three years through four years ..................................      3783             0   3789             0   2.d.
   e. Over four years through five years ...................................      3784             0   3790             0   2.e.
   f. Over five years ......................................................      3785       264,328   3791             0   2.f.
                                                                              ----------------------   -------------------

3. Amounts used in calculating regulatory capital ratios (report amounts                               -------------------
   determined by the bank for its own internal regulatory capital analyses                             RCFD  Bil Mil Thou
   consistent with applicable capital standards):                                                      -------------------
   a. Tier 1 capital ............................................................................      8274       664,361   3.a.
   b. Tier 2 capital ............................................................................      6275       390,567   3.b.
   c. Total  risk-based  capital  ...............................................................      3792     1,054,928   3.c.
   d. Excess allowance for loan and lease losses ................................................      A222       128,355   3.d.
   e. Risk-weighted assets (net of all deductions, including excess allowance) ..................      A223     9,970,758   3.e.
   f. "Average total assets" (net of all assets deducted from Tier 1 capital)(2) ................      A224     9,789,117   3.f.
                                                                                                       -------------------

                                                                               --------------------------------------------
                                                                                        (Column A)        (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                                 Assets         Credit Equiv-
by banks that answered NO to item 1 above and                                            Recorded        alent Amount
by banks with total assets of $1 billion or more.                                          on the        of Off-Balance
                                                                                        Balance Sheet     Sheet Items(3)
                                                                               -----------------------   ------------------
4. Assets and credit equivalent amounts of off-balance sheet items                  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
   assigned to the zero percent risk category:                                 -----------------------   ------------------
   a. Assets recorded on the balance sheet;
      (1) Securities issued by, other claims on, and claims unconditionally guaranteed by, the U.S. Government and its agencies and
          other OECD central governments ....................................       3794       409,929                      4.a.(1)
      (2) All other .........................................................       3795       128,784                      4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ...................                            3796        1,224  4.b.
                                                                               ---------------------------------------------

---------------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  BANK ONE, COLUMBUS, NJ                                        Call Date:  12/31/96  ST-BK: 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                              Page RC-24
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

SCHEDULE RC-R--CONTINUED

                                                                                 -----------------------------------------
                                                                                      (Column A)           (Column B)
                                                                                        Assets           Credit Equiv-
                                                                                       Recorded           alent Amount
                                                                                        on the           of Off-Balance
                                                                                     Balance Sheet        Sheet Items(1)
                                                                                 ------------------     ------------------
                                                    Dollar Amounts in Thousands  RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
-------------------------------------------------------------------------------  ------------------     ------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S. Government and
          its agencies and other OECD central governments ..................     3798       175,964                         5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Government and its agencies and other OECD central governments; by
          securities issued by U.S. Government-sponsored agencies; and
          by cash on deposit ................................................    3799             0                          5.a.(2)
      (3) All other .........................................................    3800     1,321,303                          5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ...................                            3801       616,533  5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ..................................    3802       355,538                          6.a.
   b. Credit equivalent amount of off-balance sheet items ...................                            3803       124,353  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ..................................    3804     8,542,099                          7.a.
   b. Credit equivalent amount of off-balance sheet items ...................                            3805       908,290  7.b.
8. On-balance sheet asset values excluded from the calculation of the
   risk-based capital ratio(2) ..............................................    3806        (4,514)                         8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
   item 12 plus items 4.b and 4.c) ..........................................    3807    10,929,103                          9.
                                                                                 -------------------------------------------

Memoranda                                                                                     ------------------
                                                                Dollar Amounts in Thousands   RCFD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards ...........................................................   8764        252,532  M.1.
                                                                                              -------------------

                                                -----------------------------------------------------------------------
                                                                            With a remaining maturity of
                                                -----------------------------------------------------------------------
                                                      (Column A)                (Column B)              (Column C)
                                                   One year or less           Over one year          Over five years
                                                                           through five years
                                               ------------------------------------------------------------------------
2. Notional principal amounts of               RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou   RCFD Tril Bil Mil Thou
   off-balance sheet derivative contracts(3):  ------------------------------------------------------------------------
   a. Interest rate contracts ...............  3809         7,061,681   8766         6,390,288   8767         1,458,064   M.2.a.
   b. Foreign exchange contracts ............  3812               909   8769                 0   8770                 0   M.2.b.
   c. Gold contracts ........................  8771                 0   8772                 0   8773                 0   M.2.c.
   d. Other precious metals contracts .......  8774                 0   8775                 0   8776                 0   M.2.d.
   e. 0ther commodity contracts .............  8777                 0   8778                 0   8779                 0   M.2.e.
   f. Equity derivative contracts ...........  A000                 0   A001                 0   A002                 0   M.2.f.
                                               ------------------------------------------------------------------------

-----------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  BANK ONE, COLUMBUS, NA                                       Call Date:  12/31/96  ST-BK; 39-1580  FFIEC 031
Address:              100 East Broad Street                                                                             Page RC-25
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.: 06559

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on December 31, 1996

BANK ONE, COLUMBUS, NA           Columbus                     Ohio
------------------------------   ---------------------------  ------------------
Legal Title of Bank              City                         State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT. enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated to 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment / /   (RCON 6979)                                  C471     C472

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)

  For regulatory purposes, the Bank defers the recognition of certain excess income relating to securitized loan sales until cash is received. The effect of this accounting method has decreased net income for the current year $38,078,000 and decreased retained earnings on a cumulative basis $146,976,000.

             /s/  ILLEGIBLE                                     1-31-97
          --------------------------------------          ------------------
          Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  BANK ONE, COLUMBUS, NA Call Date: 12/31/96 ST-BK: 39-1580
Address:              100 East Broad Street
City, State   Zip:    Columbus, OH  43271-1066
FDIC Certificate No.  06559

                  THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
       NAME AND ADDRESS OF BANK               OMB No. For  OCC:  1557-0081
                                              OMB No  For FDIC:  3064-0052
                                        OMB No. For Federal Reserve: 7100-0036
                                               Expiration Date:   3/31/99

           PLACE LABEL HERE                           SPECIAL REPORT
                                              (Dollar Amounts in Thousands)


--------------------------------------------------------------------------------
                          CLOSE OF BUSINESS    FDIC Certificate Number
                             DATE                                          C-700
                            12/31/96                    06559
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

------------------------------------------------------------------------------------------------------------------------
                                                                                                   ---------------------
a. Number of loans made to executive officers since the previous Call Report date ..............   RCFD 3561          2   a.
                                                                                                   ---------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................   RCFD 3562         65   b.
                                                                                                   ---------------------
c. Range of interest charged on above loans
                                                                     ---------------------------------------------------
  (example: 9 3/4%   9.75) .........................................   RCFD 7701      9.25   % to   RCFD 7702   9.25   %  c.
                                                                     ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                DATE (Month, Day, Year)


------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                  AREA CODE/PHONE NUMBER/EXTENSION
                                                                                        (TEXT 8904)

John J. Dible, Sr. Regulatory Analyst                                                           (614) 248-8592
------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (6-95)